UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Core Select

BBH Global Core Select

BBH International Equity Fund

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2016

BBH CORE SELECT

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2016

BBH Core Select Class N (the “Fund” or “Core Select”) rose by 0.40%, net of fees, as adjusted for distributions, during its fiscal year ending October 31, 2016. During the same twelve month period, the S&P 500 Index1 (“S&P 500”) returned 4.51%. For the five years ending October 31, 2016, Core Select has returned 10.54% per year, which compares to annualized returns of 13.57% for the S&P 500 over the same period.

Core Select seeks to provide shareholders with long-term growth of capital in a risk-conscious way. The key elements underlying each Core Select investment are fundamental business analysis, a valuation framework that is based on intrinsic value2, and a long-term ownership perspective. We look for companies that possess all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses that have these traits are better positioned to protect and grow shareholder value through varying economic and market environments. In addition, we focus on companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we work to explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. For companies that meet our investment criteria and desired risk profile, we will consider establishing positions if the market price reaches 75% of our proprietary estimate of intrinsic value per share. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.

2

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Despite a nearly 20% gap between the highs and lows within a volatile year, equities finished fiscal 2016 with modest gains. In the context of a bull market period that has run for more than seven years, we remain concerned that equities generally are embedding higher levels of price risk as valuations have risen through the cycle even while economic conditions have made only modest progress and corporate earnings have been lackluster. We have also observed continued patterns of crowding and trend-following behaviors among investors, alongside a significant flow of funds toward passive strategies that mechanize the capital allocation process, thereby introducing new systemic risks that may not be well understood or appreciated. We also believe that investor sentiment has been emboldened by a widespread view that central banks have the willingness and ability to keep rates low indefinitely while also maintaining massive securities portfolios and standing ready to introduce additional monetary accommodation if markets falter. In the absence of a meaningful acceleration in sustainable economic growth or a further expansion in corporate profit margins, we believe that equity market upside could be limited as the stimulative forces noted above run against natural limits. As well, we believe that downside risks should also be carefully weighed. For Core Select, we will continue to be guided by our fundamental principles and our valuation discipline with the goal of maintaining a quantitative and qualitative margin of safety in each of our holdings.

During fiscal 2016 we initiated positions in FleetCor Technologies, Perrigo and Liberty Global. FleetCor is a leading provider of specialized fuel payments and other workforce payment products and services. We believe the Company’s key strengths include i) attractive network effects, ii) high switching costs, iii) scale benefits, and iv) a demonstrated track record of intelligent investments that expand the addressable market and grow shareholder value. Perrigo is well positioned in the large and growing markets for over-the-counter healthcare products and specialty generic pharmaceuticals. Outside of its operating businesses, the Company also has a substantial royalty interest in Tysabri, a multiple sclerosis drug. By providing safe, effective products at significant discounts to branded equivalents, Perrigo’s core businesses offer an attractive value proposition for patients, consumers, payers and retailers. Liberty Global is a leading broadband communications provider of video, high speed data, voice, and mobile services in 12 European markets including the UK, Germany, and Netherlands. With its capable management team, a large and growing recurring revenue base, good cost controls and an attractive technology roadmap, we believe Liberty Global can achieve solid growth in operating cash flows for the next several years.

We exited four positions during the fiscal year: Chubb, Southwestern Energy, Baxalta and eBay. Chubb and Baxalta were both acquired by other companies, allowing us to sell our shares at full prices. eBay shares achieved our intrinsic value estimate late in the fiscal year, so we elected to exit our small position consistent with our sell discipline. Our view was that eBay’s valuation properly reflected the balance of upside opportunity and downside risks to the Company’s prospective growth and profitability. In March, we sold our position in Southwestern Energy at a substantial loss driven by our heightened level of

financial statements october 31, 2016	3

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

concern regarding the Company’s balance sheet situation in the context of very weak natural gas prices and sharply lower near-term cash flow estimates that we observed at the time. Our view was that the position no longer offered an adequate margin of safety and that a positive outcome would require a significant rebound in natural gas commodity prices.

Core Select’s largest positive contributors in fiscal 2016 were QUALCOMM, Microsoft, PayPal and FleetCor. QUALCOMM benefited from the resolution of an intellectual property dispute with Chinese regulators and improved fundamental performance in both the licensing and chip businesses. Near the end of the Fund’s fiscal year, QUALCOMM shares rose on reports that the Company was considering an acquisition of NXP Semiconductors, a Dutch provider of digital and mixed-signal chips that are used in consumer and industrial applications. The companies reached a definitive agreement in late October. Microsoft shares moved higher throughout the year driven by solid fundamental performance and a rising level of investor comfort regarding the Company’s strategic direction and revenue growth prospects in its cloud-based applications, infrastructure and platform offerings. PayPal continued to report mid-teens revenue growth rates and strong levels of free cash flow throughout the year based on continued growth in its core digital payment services and expansion in new areas. The Company also announced key operating agreements with Visa and MasterCard that set favorable commercial terms and opened up new payment channels for PayPal. FleetCor shares rose sharply following our initial purchase in February 2016 as fuel prices and general market sentiment rebounded. The Company’s strong operational execution and value creating capital allocation remain on track.

Our largest detractors during fiscal 2016 were Perrigo, Novartis, Bed Bath & Beyond, and Liberty Interactive. Perrigo experienced larger-than-expected earnings headwinds from generic drug price declines and continued weak performance in its European branded consumer products segment. In addition, the Company’s long-serving CEO departed in May 2016. Novartis shares struggled due to ongoing weakness in the Alcon eye care business, pressures from the patent expiration of Gleevec (a cancer drug) and a lower than expected ramp of sales for Entresto (heart failure). Bed Bath & Beyond confronted weak in-store sales, tight margins and aggressive competition from e-commerce players. The Company’s earnings have also been impacted by significant investments in its online platforms, back-end fulfillment and store experience. Liberty Interactive shares fell sharply as its core QVC business experienced an abrupt slowdown in sales in the summer months driven mainly by certain competitive issues, seasonal weakness and gaps in product innovation.

As of October 31, 2016, Core Select held positions in 30 companies, with approximately 50% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at roughly 84% of our weighted average underlying intrinsic value estimates. Our portfolio purchases and additions during the year exceeded our trims and sales, and we also experienced meaningful net outflows. As such, the Fund’s cash position declined to 6% as of the end of the year.

4

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

The Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years. We do not aspire to generate short-term relative outperformance compared to market benchmarks, but instead operate with the objective of delivering attractive compounding over full market cycles by participating in rising markets and protecting capital during challenging periods.

financial statements october 31, 2016	5

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2016 as compared to the S&P 500.

Total Return for the Period Ended October 31, 2016			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	0.40%	10.54%	8.09%
Class R	0.19%	10.26%	N/A

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
$21,772
$19,124
BBH Core Select*
S&P 500

* net of fees and expenses

The annualized gross expense ratios as in the February 29, 2016 prospectus for Class N and Retail Class shares were 1.02% and 1.34%, respectively.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

6

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

financial statements october 31, 2016	7

BBH CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select, a series of the BBH Trust (the “Fund”) as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Core Select as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2016

8

BBH CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2016

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$154,557,619	4.3%
Communications	545,264,467	15.2
Consumer Cyclical	176,282,790	4.9
Consumer Non-Cyclical	907,538,980	25.4
Energy	262,503,256	7.3
Financials	704,096,131	19.7
Industrials	56,882,637	1.6
Technology	518,437,484	14.5
Repurchase Agreements	82,500,000	2.3
U.S. Treasury Bills	124,962,525	3.5
Cash and Other Assets in Excess of Liabilities	47,878,049	1.3
NET ASSETS	$3,580,903,938	100.0%

All data as of October 31, 2016. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	9

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMON STOCKS (92.9%)
	BASIC MATERIALS (4.3%)
1,176,418	Celanese Corp. (Series A)	$85,784,401
587,504	Praxair, Inc.	68,773,218
	Total Basic Materials	154,557,619

	COMMUNICATIONS (15.2%)
227,553	Alphabet, Inc. (Class C)[1]	178,524,431
3,397,238	Comcast Corp. (Class A)	210,017,253
4,572,838	Discovery Communications, Inc. (Class C)[1]	114,823,962
1,317,573	Liberty Global, Plc.[1]	41,898,821
	Total Communications	545,264,467

	CONSUMER CYCLICAL (4.9%)
779,108	Bed, Bath & Beyond, Inc.	31,491,545
3,390,250	Liberty Interactive Corp. QVC Group (Class A)[1]	62,685,723
1,172,601	Wal-Mart Stores, Inc.	82,105,522
	Total Consumer Cyclical	176,282,790

	CONSUMER NON-CYCLICAL (25.4%)
563,816	Dentsply Sirona, Inc.	32,458,887
827,531	Diageo, Plc. ADR	88,984,408
334,931	FleetCor Technologies, Inc.[1]	58,713,404
301,975	Henry Schein, Inc.[1]	45,054,670
1,582,472	Nestle SA ADR	114,958,679
1,942,112	Novartis AG ADR	137,928,794
3,109,119	PayPal Holdings, Inc.[1]	129,525,898
1,187,504	Perrigo Co. , Plc.	98,788,458
1,331,483	Unilever NV (NY Shares)	55,682,619
3,042,744	Zoetis, Inc.	145,443,163
	Total Consumer Non-Cyclical	907,538,980

	ENERGY (7.3%)
1,329,671	EOG Resources, Inc.	120,228,852
857,779	Occidental Petroleum Corp.	62,540,667
1,019,222	Schlumberger, Ltd.	79,733,737
	Total Energy	262,503,256

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	FINANCIALS (19.7%)
1,127	Berkshire Hathaway, Inc. (Class A)[1]	$243,093,900
2,889,885	Progressive Corp.	91,060,276
4,646,330	US Bancorp	207,969,731
3,520,370	Wells Fargo & Co.	161,972,224
	Total Financials	704,096,131

	INDUSTRIALS (1.6%)
866,321	Waste Management, Inc.	56,882,637
	Total Industrials	56,882,637

	TECHNOLOGY (14.5%)
2,507,303	Microsoft Corp.	150,237,596
6,161,785	Oracle Corp.	236,735,779
1,913,040	QUALCOMM, Inc.	131,464,109
	Total Technology	518,437,484

	Total Common Stocks (Identified cost $2,320,288,189)	3,325,563,364

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	11

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (2.3%)
$ 82,500,000	National Australia Bank (Agreement dated 10/31/16 collateralized by U.S. Treasury Inflation Indexed Note 0.125% due 4/15/20, original par $80,280,000, valued at $84,150,000)	11/01/16	0.300%	$82,500,000
	Total Repurchase Agreements (Identified cost $82,500,000)			82,500,000

	U.S. TREASURY BILLS (3.5%)
50,000,000	U.S. Treasury Bill[2]	11/10/16	0.000	49,998,450
75,000,000	U.S. Treasury Bill[2]	01/05/17	0.000	74,964,075
	Total U.S. Treasury Bills (Identified cost $124,971,367)			124,962,525
TOTAL INVESTMENTS (Identified cost $2,527,759,556)[3]			98.7%	$3,533,025,889
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			1.3%	47,878,049
NET ASSETS			100.0%	$3,580,903,938

[1]	Non-Income producing security.
[2]	Security issued with a zero coupon. Income is recognized through accretion of discount.
[3]	The aggregate cost for federal income tax purposes is $2,528,610,676, the aggregate gross unrealized appreciation is $1,038,771,329 and the aggregate gross unrealized depreciation is $34,356,116, resulting in net unrealized appreciation of $1,004,415,213.

Abbreviations:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	13

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2016
Common Stocks:
Basic Materials	$154,557,619	$—	$—	$154,557,619
Communications	545,264,467	—	—	545,264,467
Consumer Cyclical	176,282,790	—	—	176,282,790
Consumer Non-Cyclical	907,538,980	—	—	907,538,980
Energy	262,503,256	—	—	262,503,256
Financials	704,096,131	—	—	704,096,131
Industrials	56,882,637	—	—	56,882,637
Technology	518,437,484	—	—	518,437,484
Repurchase Agreements	—	82,500,000	—	82,500,000
U.S. Treasury Bills	—	124,962,525	—	124,962,525
Investments, at value	$3,325,563,364	$207,462,525	$—	$3,533,025,889

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments in securities, at value (Identified cost $2,445,259,556)	$3,450,525,889
Repurchase agreements (Identified cost $82,500,000)	82,500,000
Cash	2,139,706
Receivables for:
Investments sold	56,788,662
Dividends	5,727,349
Shares sold	346,003
Investment advisory and administrative fees waiver reimbursement	55,985
Interest	688
Prepaid assets	37,465
Total Assets	3,598,121,747
LIABILITIES:
Payables for:
Shares redeemed	6,129,075
Investment advisory and administrative fees	4,893,124
Investments purchased	4,457,783
Shareholder servicing fees	1,238,166
Custody and fund accounting fees	184,500
Professional fees	71,420
Distributors fees	42,351
Transfer agent fees	23,257
Board of Trustees’ fees	412
Accrued expenses and other liabilities	177,721
Total Liabilities	17,217,809
NET ASSETS	$3,580,903,938
Net Assets Consist of:
Paid-in capital	$2,292,455,485
Undistributed net investment income	20,655,460
Accumulated net realized gain on investments in securities	262,526,660
Net unrealized appreciation/(depreciation) on investments in securities	1,005,266,333
Net Assets	$3,580,903,938
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($3,403,094,402 ÷ 160,933,571 shares outstanding)	$21.15
RETAIL CLASS SHARES
($177,809,536 ÷ 13,675,758 shares outstanding)	$13.00

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	15

BBH CORE SELECT

STATEMENT OF OPERATIONS
For the year ended October 31, 2016

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,890,870)	$63,979,044
Interest and other income	902,965
Total Income	64,882,009
Expenses:
Investment advisory and administrative fees	32,385,164
Shareholder servicing fees	8,236,044
Distributors fees	626,423
Transfer agent fees	291,372
Custody and fund accounting fees	262,358
Professional fees	83,698
Board of Trustees’ fees	54,123
Miscellaneous expenses	525,870
Total Expenses	42,465,052
Investment advisory and administrative fees waiver	(766,257)
Expense offset arrangement	(11,557)
Net Expenses	41,687,238
Net Investment Income	23,194,771
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	344,540,579
Net change in unrealized appreciation/(depreciation) on investments in securities	(380,299,794)
Net Realized and Unrealized Loss	(35,759,215)
Net Decrease in Net Assets Resulting from Operations	$(12,564,444)

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2016	2015
DECREASE IN NET ASSETS:
Operations:
Net investment income	$23,194,771	$29,393,784
Net realized gain on investments in securities	344,540,579	395,381,395
Net change in unrealized appreciation/(depreciation) on investments in securities	(380,299,794)	(225,720,467)
Net increase/(decrease) in net assets resulting from operations	(12,564,444)	199,054,712
Dividends and distributions declared:
From net investment income:
Class N	(24,454,690)	(36,725,174)
Retail Class	(1,357,111)	(2,814,050)
From net realized gains:
Class N	(314,097,487)	(89,273,564)
Retail Class	(29,099,366)	(9,365,888)
Total dividends and distributions declared	(369,008,654)	(138,178,676)
Share transactions:
Proceeds from sales of shares*	347,243,754	2,175,445,135
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	312,156,128	111,485,040
Proceeds from short-term redemption fees	21,134	11,858
Cost of shares redeemed*	(1,947,081,352)	(3,314,063,614)
Net decrease in net assets resulting from share transactions	(1,287,660,336)	(1,027,121,581)
Total decrease in net assets	(1,669,233,434)	(966,245,545)
NET ASSETS:
Beginning of year	5,250,137,372	6,216,382,917
End of year (including undistributed net investment income of $20,655,460 and $23,272,490, respectively)	$3,580,903,938	$5,250,137,372

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	17

BBH CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$22.79	$22.52	$21.21	$17.46	$15.07
Income from investment operations:
Net investment income[1]	0.12	0.12	0.14	0.13	0.10
Net realized and unrealized gain (loss)	(0.08)	0.64	1.70	3.95	2.54
Total income from investment operations	0.04	0.76	1.84	4.08	2.64
Less dividends and distributions:
From net investment income	(0.12)	(0.14)	(0.10)	(0.10)	(0.07)
From net realized gains	(1.56)	(0.35)	(0.43)	(0.23)	(0.18)
Total dividends and distributions	(1.68)	(0.49)	(0.53)	(0.33)	(0.25)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.15	$22.79	$22.52	$21.21	$17.46
Total return	0.40%	3.47%	8.90%	23.78%	17.86%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$3,403	$4,970	$5,816	$5,645	$3,049
Ratio of expenses to average net assets before reductions	1.01%	1.07%	1.07%	1.09%	1.12%
Fee waiver	0.01%[3]	0.07%[3]	0.07%[3]	0.09%[3]	0.12%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.57%	0.53%	0.66%	0.65%	0.63%
Portfolio turnover rate	12%	8%	8%	12%	14%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.00%. The agreement is effective for all periods presented and is effective through March 1, 2017 unless renewed by all parties to the agreement. For the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, the waived fees were $531,298, $3,938,986, $4,238,260, $3,983,262, and $1,853,202, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.65	$14.66	$13.99	$11.61	$10.11
Income from investment operations:
Net investment income[1]	0.05	0.03	0.06	0.06	0.05
Net realized and unrealized gain (loss)	(0.07)	0.42	1.11	2.60	1.69
Total income/(loss) from investment operations	(0.02)	0.45	1.17	2.66	1.74
Less dividends and distributions:
From net investment income	(0.07)	(0.11)	(0.07)	(0.05)	(0.06)
From net realized gains	(1.56)	(0.35)	(0.43)	(0.23)	(0.18)
Total dividends and distributions	(1.63)	(0.46)	(0.50)	(0.28)	(0.24)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.00	$14.65	$14.66	$13.99	$11.61
Total return	0.19%	3.14%	8.63%	23.42%	17.64%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$178	$280	$400	$367	$267
Ratio of expenses to average net assets before reductions	1.33%	1.39%	1.40%	1.42%	1.43%
Fee waiver	0.10%[3]	0.14%[3]	0.15%[3]	0.17%[3]	0.18%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.37%	0.24%	0.40%	0.44%	0.50%
Portfolio turnover rate	12%	8%	8%	12%	14%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for all periods presented and is effective through March 1, 2017 unless renewed by all parties to the agreement. For the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, the waived fees were $234,959, $551,384, $577,948, $568,410, and $633,118, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. The Fund offers Class N and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other share class of the Fund. Effective January 29, 2016, the Fund reopened to new investors. As of October 31, 2016, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investments Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.
The Fund’s repurchase agreements as of October 31, 2016 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.
The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $338,552,177 and $30,456,477 to Class N shares and Retail Class shareholders, respectively, during the year ended October 31, 2016. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2016:	$25,811,801	$343,196,853	$369,008,654	—	$369,008,654
2015:	57,953,050	80,225,626	138,178,676	—	138,178,676

As of October 31, 2016 and 2015, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Components of accumulated earnings/(deficit):
	Undistributed Ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2016:	$20,655,460	$263,377,781	$284,033,241	—	$(851,121)	$1,005,266,333	$1,288,448,453
2015:	23,272,490	343,185,744	366,458,234	—	(411,242)	1,385,566,127	1,751,613,119

The Fund did not have a net capital loss carryforward at October 31, 2016.
Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.
Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

G.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $3,000,000,000 of the Fund’s average daily net assets and 0.75% per annum on the Fund’s average daily net assets over $3,000,000,000. Prior to the current year, the fee was a flat rate of 0.80%. For the year ended October 31, 2016, the Fund incurred $32,385,164 under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2017, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2016, the Investment Adviser waived fees in the amount of $531,298 and $234,959 for Class N and Retail Class, respectively.

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. Prior to the current year, the fee was a flat rate of 0.25%. For the year ended October 31, 2016, the Fund incurred shareholder servicing fees in the amount of $7,790,350 and $445,694 for Class N and Retail Class, respectively.

D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment and may cost the shareholder

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NOTES TO FINANCIAL STATEMENTS
October 31, 2016

more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will not exceed 1.25% of the average daily net assets. For the year ended October 31, 2016, Retail Class shares of the Fund incurred $557,096 for Distribution (12b-1) Fees.

F.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2016, the Fund incurred $262,358 in custody and fund accounting fees. These fees for the Fund were reduced by $11,557 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2016, was $750. This amount is presented under line item ”Custody and fund accounting fees“ in the Statements of Operations.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2016, the Fund incurred $54,123 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2016, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $467,443,518 and $1,884,098,446, respectively.

financial statements october 31, 2016	25

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	15,774,935	$325,665,400	57,924,227	$1,271,498,929
Shares issued in connection with reinvestments of dividends	13,754,570	281,831,140	4,555,895	100,047,448
Proceeds from short-term redemption fees	N/A	18,776	N/A	8,714
Shares redeemed	(86,710,828)	(1,824,200,480)	(102,635,558)	(2,286,971,325)
Net decrease	(57,181,323)	$(1,216,685,164)	(40,155,436)	$(915,416,234)

Retail Class
Shares sold	1,664,283	$21,578,354	64,100,288	$903,946,206
Shares issued in connection with reinvestments of dividends	2,402,931	30,324,988	807,739	11,437,592
Proceeds from short-term redemption fees	N/A	2,358	N/A	3,144
Shares redeemed	(9,517,253)	(122,880,872)	(73,108,125)	(1,027,092,289)
Net decrease	(5,450,039)	$(70,975,172)	(8,200,098)	$(111,705,347)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2016 and 2015. Specifically:

During the fiscal year 2016, 1,785 shares of Class N were exchanged for 2,899 shares of Retail Class valued at $36,602 and 27,016 shares of Retail Class were exchanged for 16,684 shares of Class N valued at $354,211.

During the fiscal year 2015, 39,275,044 shares of Class N were exchanged for 61,032,526 shares of Retail Class valued at $859,337,967 and 61,037,155 shares of Retail Class were exchanged for 39,264,327 shares of Class N valued at $850,861,449.

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

6.	Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2016 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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DISCLOSURE OF FUND EXPENSES
October 31, 2016 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2016 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class N
Actual	$1,000	$1,010	$5.05
Hypothetical[2]	$1,000	$1,020	$5.08

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Retail Class
Actual	$1,000	$1,009	$6.06
Hypothetical[2]	$1,000	$1,019	$6.09

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.20% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

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CONFLICTS OF INTEREST
October 31, 2016 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

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CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

financial statements october 31, 2016	31

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of

32

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

financial statements october 31, 2016	33

BBH CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2016 (unaudited)

The Fund hereby designates $343,196,853 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $25,811,801 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016. In January 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2016 qualifies for the dividends received deduction available to corporate shareholders.

34

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2016	35

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

36

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley, Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

Suzan Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2016	37

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011-September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

38

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2016

BBH GLOBAL CORE SELECT

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2016

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) declined by 1.06%, net of fees, during its fiscal year ending October 31, 2016. During the same twelve month period, the MSCI World index1 (“MSCI World”) returned 1.18%. From inception through October 31, 2016, Global Core Select has returned 4.13% per year while the MSCI World has returned 6.77%.

Global Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a valuation framework based on intrinsic value2 are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned to protect and grow capital through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

[1]	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.

2

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

While global market prices as represented by the MSCI World Index were little changed over the past twelve months, this outcome masked considerable volatility that occurred during the fiscal year. Equity markets suffered a sharp decline early in the year, precipitated by concerns about China’s economy and the potential for global recession, and the global index declined by approximately 15% from the beginning of the fiscal year to mid-February. Investor sentiment quickly shifted mid-February as the Federal Reserve indicated it would defer interest rate increases, and subsequent volatility has been triggered by the Brexit vote and a sharply polarizing U.S. presidential election. Macroeconomic factors and corresponding sentiment shifts have largely dictated market movements, compounded by the increased market influence of passive and sector funds that are creating rapid shifts of money flows in reaction to macro events and shifting views in respect to central bank policies. We have remained cautious regarding equity valuations and we expect that the normalization of monetary policies could lead to unanticipated market dislocations. In our view, our investment approach, with its focus on minimizing both business risk and price risk by applying demanding qualitative business criteria and insisting on a discount to intrinsic value, is particularly appropriate for the current market environment. Our investment team remains focused on the actual operating results and long-term prospects of the businesses that we own. If the portfolio companies can win new business, retain customer loyalty, generate high returns on invested capital, produce robust levels of free cash flow and invest those cash flows well, we should generate attractive absolute and relative returns over time. Most of our businesses have performed quite well despite the uneven economic environment and importantly have the balance sheet strength and financial flexibility to weather challenging market conditions.

During fiscal 2016 we added four new companies to the Global Core Select portfolio: (i) Fleetcor Technologies, a leading provider of specialized fuel cards and workforce payment products and services; (ii) Perrigo Co PLC, a leading provider of “store brand” consumer health products, as well as generic prescription drugs, and branded consumer health products in Europe. Perrigo also receives royalty payments from a leading muscular sclerosis drug; (iii) Liberty Global PLC, a leading broadband communications provider of video, high speed data, voice, and mobile services in 12 European markets including the UK, Germany, and Netherlands; and (iv) Liberty Interactive Corp, whose operating company QVC is a leading video commerce retailer in the U.S. and also has significant operations in the UK, Germany and Japan as well as emerging businesses in Italy and China. We believe these four companies possess very strong competitive positions in attractive end markets and are run by operationally savvy management teams focused on long-term value creation.

We exited our positions in three companies during the fiscal year: Sally Beauty Holdings, Arc Resources, and Baxalta. Sally Beauty, the leading retailer and distributor in the professional beauty supply industry, was a successful multi-year investment for us. However, in our view management was taking steps to improve profitability that could negatively impact customer loyalty among beauty professionals. Since the share price was approaching our intrinsic value estimate we sold our shares. While we continue to have a favorable view of ARC Resources’ capable management team, we became increasingly concerned

financial statements october 31, 2016	3

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

about the outlook for Canadian natural gas producers given their greater distance from and limited access to key demand centers in the U.S. We sold our position in Baxalta following the announcement that the company was being acquired by Shire.

Our largest positive contributors in fiscal 2016 were Qualcomm, Lundin Petroleum, and Microsoft. Qualcomm’s shares rose sharply beginning in July as the company reported substantial progress with intellectual property royalty collections in China and solid smartphone chipset shipments, and has effectively executed a cost realignment program that is boosting operating margins and cash flow generation. Lundin has been the largest energy investment in the fund and is uniquely positioned due to two massive discoveries on the Norwegian Continental shelf that will substantially increase the company’s level of production, while at the same time the company’s low operating costs are projected to decline further aided by overcapacity in the energy services sector. Lundin’s share price has appreciated sharply as these dynamics became increasingly recognized by the market. Microsoft shares moved higher throughout the year driven by solid fundamental performance and a rising level of investor comfort regarding the Company’s strategic direction and revenue growth prospects in its cloud-based applications, infrastructure and platform offerings.

The largest detractors from the Fund’s performance in fiscal 2016 were Bed Bath & Beyond, Perrigo and Novartis. The shares of Bed Bath & Beyond have been under significant pressure as bricks and mortar retailers are out of favor and have seen sharp multiple contraction. The retail environment is undergoing a significant transition to a model that encompasses e-commerce and physical retail and Bed Bath and Beyond is aggressively investing in the requisite capabilities in terms of technology, fulfillment and analytics to support this transition. These investments are pressuring operating margins at a time in which total market growth is modest and competition is increasing. However, Bed Bath & Beyond is investing from a position of strength as a leader in the fragmented market for home furnishings who generates strong returns on invested capital and free cash flow. Perrigo’s share price has declined as a result of pricing pressure for certain generic prescription products and weak results from the European consumer business which it acquired last year. Despite these challenges, the company has a very strong competitive position and should benefit over the long term as store brands continue to take share from national brands, and as many prescription drugs move to over the counter status. Additionally, management is taking appropriate steps to restructure the business, improve corporate governance, and is conducting a strategic review of their key assets to support shareholder value creation. Novartis has been impacted by (i) disappointing performance in their eye-care business (Alcon) which has had several product pipeline disappointments and lost market share, and (ii) a slower than expected launch of Novartis’ new drug for congestive heart failure, Entresto. We continue to view Alcon as a strong franchise and management is working aggressively to improve performance over time through increased investment. In the case of Entresto, Novartis still sees it as having multi-billion dollar blockbuster drug potential, but adoption will take time due to a high proportion of Medicare patients in the target

4

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

population. While going through a transition period, management has done an excellent job focusing the company on three attractive core businesses (pharmaceuticals, generics, and eye-care) where Novartis has market leadership and significant scale.

As of October 31, 2016, Global Core Select held positions in 34 companies, with approximately 43% of the assets in the ten largest companies. The Fund ended the fiscal year trading at approximately 82% of our underlying intrinsic value estimates on a weighted-average basis and our cash position was approximately 10%. We view equities broadly as expensive and have remained disciplined in applying our strict valuation approach, trimming positions of holdings that approach intrinsic value and investing where we see strong margins of safety supported by significant discounts to intrinsic value.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create substantial shareholder value over many years.

financial statements october 31, 2016	5

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2016 as compared to the MSCI World Index.

Total Return for the Period Ended October 31, 2016		
	One Year	Since Inception
Class N	(1.06)%	15.66%
Class R	(1.25)%	14.67%

$14,000
$13,000
$12,000
$11,000
$10,000
3/31/13
7/31/13
11/30/13
3/31/14
7/31/14
11/30/14
3/31/15
7/31/15
11/30/15
3/31/16
7/31/16
10/31/16
$12,660
$11,566
BBH Global Core Select*
MSCI World Index

* net of fees and expenses

The annualized gross expense ratios as in the February 29, 2016 prospectus for Class N and Retail Class shares were 1.36% and 2.98%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

6

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select, a series of the BBH Trust (the “Fund”) as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Global Core Select as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2016

financial statements october 31, 2016	7

BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2016

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Canada	$2,770,489	2.5%
Curaçao	2,010,511	1.8
France	5,295,239	4.7
Germany	3,405,688	3.0
Ireland	3,024,289	2.7
Italy	2,887,002	2.6
Netherlands	1,698,480	1.5
Sweden	3,745,470	3.4
Switzerland	7,867,823	7.0
United Kingdom	12,007,041	10.7
United States	55,980,234	50.0
Repurchase Agreements	8,500,000	7.6
Cash and Other Assets in Excess of Liabilities	2,843,863	2.5
NET ASSETS	$112,036,129	100.0%

All data as of October 31, 2016. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

8

BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION (continued)
October 31, 2016

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$9,522,106	8.5%
Communications	13,066,151	11.7
Consumer Cyclical	6,062,489	5.4
Consumer Non-Cyclical	39,571,101	35.3
Energy	8,507,161	7.6
Financials	7,619,026	6.8
Technology	16,344,232	14.6
Repurchase Agreements	8,500,000	7.6
Cash and Other Assets in Excess of Liabilities	2,843,863	2.5
NET ASSETS	$112,036,129	100.0%

All data as of October 31, 2016. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	9

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMON STOCKS (89.9%)
	CANADA (2.5%)
	ENERGY
31,500	Vermilion Energy, Inc.	$1,236,308

	FINANCIALS
22,550	Intact Financial Corp.	1,534,181
	Total Canada	2,770,489

	CURAÇAO (1.8%)
	ENERGY
25,700	Schlumberger, Ltd.	2,010,511
	Total Curaçao	2,010,511

	FRANCE (4.7%)
	COMMUNICATIONS
69,870	JCDecaux S.A.	2,132,467

	CONSUMER NON-CYCLICAL
40,700	Sanofi	3,162,772
	Total France	5,295,239

	GERMANY (3.0%)
	BASIC MATERIALS
32,400	Brenntag AG	1,731,598
42,400	Fuchs Petrolub SE	1,674,090
	Total Germany	3,405,688

	IRELAND (2.7%)
	CONSUMER NON-CYCLICAL
36,354	Perrigo Co., Plc.	3,024,289
	Total Ireland	3,024,289

	ITALY (2.6%)
	CONSUMER NON-CYCLICAL
287,350	Davide Campari-Milano SpA	2,887,002
	Total Italy	2,887,002

	NETHERLANDS (1.5%)
	CONSUMER NON-CYCLICAL
40,600	Unilever NV	1,698,480
	Total Netherlands	1,698,480

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	SWEDEN (3.4%)
	ENERGY
182,975	Lundin Petroleum AB1	$3,289,949

	FINANCIALS
33,400	Svenska Handelsbanken AB (Class A)	455,521
	Total Sweden	3,745,470

	SWITZERLAND (7.0%)
	CONSUMER NON-CYCLICAL
50,025	Nestle SA	3,629,171
59,626	Novartis AG	4,238,652
	Total Switzerland	7,867,823

	UNITED KINGDOM (10.7%)
	COMMUNICATIONS
40,715	Liberty Global, Plc. (Series C)[1]	1,294,737

	CONSUMER NON-CYCLICAL
345,100	Aggreko, Plc.	3,376,210
151,125	Diageo, Plc.	4,015,950
53,725	Nielsen Holdings, Plc.	2,418,699
10,100	Reckitt Benckiser Group, Plc.	901,445
		10,712,304
	Total United Kingdom	12,007,041

	UNITED STATES (50.0%)
	BASIC MATERIALS
42,100	Celanese Corp. (Series A)	3,069,932
26,025	Praxair, Inc.	3,046,486
		6,116,418

	COMMUNICATIONS
6,873	Alphabet, Inc. (Class C)[1]	5,392,143
169,128	Discovery Communications, Inc. (Class C)[1]	4,246,804
		9,638,947

	CONSUMER CYCLICAL
27,550	Bed, Bath & Beyond, Inc.	1,113,571
104,400	Liberty Interactive Corp. QVC Group (Class A)[1]	1,930,356
43,110	Wal-Mart Stores, Inc.	3,018,562
		6,062,489

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	UNITED STATES (continued)
	CONSUMER NON-CYCLICAL
10,031	FleetCor Technologies, Inc.[1]	$1,758,435
93,900	PayPal Holdings, Inc.[1]	3,911,874
95,149	Zoetis, Inc.	4,548,122
		10,218,431

	ENERGY
27,025	Occidental Petroleum Corp.	1,970,393

	FINANCIALS
122,350	Wells Fargo & Co.	5,629,324

	TECHNOLOGY
78,475	Microsoft Corp.	4,702,222
188,925	Oracle Corp.	7,258,499
63,788	QUALCOMM, Inc.	4,383,511
		16,344,232
	Total United States	55,980,234
	Total Common Stocks (Identified cost $91,538,145)	100,692,266

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (7.6%)
$ 8,500,000	National Australia Bank (Agreement dated 10/31/2016 collateralized by U.S. Treasury Inflation Indexed Note 0.125%, due 04/15/20, original par $8,280,000, valued at $8,670,000)	11/01/16	0.300%	$8,500,000
	Total Repurchase Agreements (Identified cost $8,500,000)			8,500,000
TOTAL INVESTMENTS (Identified cost $100,038,145)[2]			97.5%	$109,192,266
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			2.5%	2,843,863
NET ASSETS			100.0%	$112,036,129

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $100,810,676, the aggregate gross unrealized appreciation is $16,455,103 and the aggregate gross unrealized depreciation is $8,073,513, resulting in net unrealized appreciation of $8,381,590.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	15

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2016
Common Stocks:
Basic Materials	$6,116,418	$3,405,688	$—	$9,522,106
Communications	10,933,684	2,132,467	—	13,066,151
Consumer Cyclical	6,062,489	—	—	6,062,489
Consumer Non-Cyclical	15,661,419	23,909,682	—	39,571,101
Energy	5,217,212	3,289,949	—	8,507,161
Financials	7,163,505	455,521	—	7,619,026
Technology	16,344,232	—	—	16,344,232
Repurchase Agreements	—	8,500,000	—	8,500,000
Investments, at value	$67,498,959	$41,693,307	$—	$109,192,266

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments in securities, at value (Identified cost $91,538,145)	$100,692,266
Repurchase agreements (Identified cost $8,500,000)	8,500,000
Cash	2,220,398
Foreign currency at value (Identified cost $107,095)	105,258
Receivables for:
Investments sold	1,938,516
Shares sold	93,750
Dividends	73,591
Investment advisory and administrative fees waiver reimbursement	12,271
Interest	71
Prepaid assets	1,043
Total Assets	113,637,164
LIABILITIES:
Payables for:
Investments purchased	1,279,811
Investment advisory and administrative fees	182,243
Professional fees	56,627
Shareholder servicing fees	38,367
Custody and fund accounting fees	19,832
Distributors fees	3,137
Transfer agent fees	2,683
Board of Trustees’ fees	509
Accrued expenses and other liabilities	17,826
Total Liabilities	1,601,035
NET ASSETS	$112,036,129
Net Assets Consist of:
Paid-in capital	$103,089,697
Undistributed net investment income	567,899
Accumulated net realized loss on investments in securities and foreign exchange transactions	(772,531)
Net unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	9,151,064
Net Assets	$112,036,129
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($108,491,331 ÷ 9,765,397 shares outstanding)	$11.11
RETAIL CLASS SHARES
($3,544,798 ÷ 320,932 shares outstanding)	$11.05

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	17

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STATEMENT OF OPERATIONS
For the year ended October 31, 2016

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $158,941)	$2,036,396
Interest and other income	22,469
Total Income	2,058,865
Expenses:
Investment advisory and administrative fees	1,076,361
Shareholder servicing fees	226,602
Professional fees	68,011
Board of Trustees’ fees	54,220
Custody and fund accounting fees	39,219
Distributors fees	31,024
Transfer agent fees	29,825
Miscellaneous expenses	81,525
Total Expenses	1,606,787
Investment advisory and administrative fees waiver	(186,737)
Expense offset arrangement	(6,085)
Net Expenses	1,413,965
Net Investment Income	644,900
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	290,364
Net realized loss on foreign exchange transactions	(912)
Net realized gain on investments in securities and foreign exchange transactions and translations	289,452
Net change in unrealized appreciation/(depreciation) on investments in securities	(2,263,402)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	13,477
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(2,249,925)
Net Realized and Unrealized Loss	(1,960,473)
Net Decrease in Net Assets Resulting from Operations	$(1,315,573)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2016

	For the years ended October 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$644,900	$762,145
Net realized gain on investments in securities and foreign exchange transactions and translations	289,452	101,396
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(2,249,925)	2,422,897
Net increase (decrease) in net assets resulting from operations	(1,315,573)	3,286,438
Dividends and distributions declared:
From net investment income:
Class N	(634,126)	(1,402,150)
Retail Class	(14,668)	(27,140)
From net realized gains:
Class N	(675,503)	(1,446,840)
Retail Class	(22,680)	(28,597)
Total dividends and distributions declared	(1,346,977)	(2,904,727)
Share transactions:
Proceeds from sales of shares	12,490,720 *	37,114,739
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,305,720	2,765,427
Proceeds from short-term redemption fees	297	—
Cost of shares redeemed	(35,196,533)*	(33,059,963)
Net increase (decrease) in net assets resulting from share transactions	(21,399,796)	6,820,203
Total increase (decrease) in net assets	(24,062,346)	7,201,914
NET ASSETS:
Beginning of year	136,098,475	128,896,561
End of year (including undistributed net investment income of $567,899 and $572,705, respectively)	$112,036,129	$136,098,475

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	19

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

				For the period from March 28, 2013 (commencement of operations) to October 31, 2013

	For the years ended October 31,
	2016	2015	2014
Net asset value, beginning of period	$11.37	$11.27	$10.99	$10.00
Income from investment operations:
Net investment income[1]	0.06	0.06	0.12	0.03
Net realized and unrealized gain (loss)	(0.18)	0.30	0.21	0.96
Total income (loss) from investment operations	(0.12)	0.36	0.33	0.99
Less dividends and distributions:
From net investment income	(0.07)	(0.13)	(0.02)	—
From net realized gains	(0.07)	(0.13)	(0.03)	—
Total dividends and distributions	(0.14)	(0.26)	(0.05)	—
Short-term redemption fees[1]	0.00 [2]	—	0.00 [2]	—
Net asset value, end of period	$11.11	$11.37	$11.27	$10.99
Total return	(1.06)%	3.27%	3.01%	9.90%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$108	$132	$127	$88
Ratio of expenses to average net assets before reductions	1.38%	1.31%	1.32%	1.87%[4]
Fee waiver	0.13%[5]	0.05%[5]	0.07%[5]	0.61%[4,5]
Expense offset arrangement	0.01%	0.01%	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after reductions	1.24%	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average net assets	0.58%	0.55%	1.01%	0.50%[4]
Portfolio turnover rate	19%	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2017. For the fiscal years ended October 31, the fiscal years ended October 31, 2016, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $146,074, $74,640, $90,671 and $152,928, respectively.
[6]	Less than 0.01%.
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

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BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

				For the period from April 2, 2013 (commencement of operations) to October 31, 2013

	For the years ended October 31,
	2016	2015	2014
Net asset value, beginning of period	$11.31	$11.24	$10.98	$10.00
Income from investment operations:
Net investment income[1]	0.04	0.03	0.07	0.00 [2]
Net realized and unrealized gain (loss)	(0.18)	0.29	0.22	0.98
Total income (loss) from investment operations	(0.14)	0.32	0.29	0.98
Less dividends and distributions:
From net investment income	(0.05)	(0.12)	(0.01)	—
From net realized gains	(0.07)	(0.13)	(0.03)	—
Total dividends and distributions	(0.12)	(0.25)	(0.04)	—
Short-term redemption fees[1]	—	—	0.01	0.00 [2]
Net asset value, end of period	$11.05	$11.31	$11.24	$10.98
Total return	(1.25)%	2.98%	2.70%	9.80%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$4	$4	$2	$2
Ratio of expenses to average net assets before reductions	2.65%	2.93%	3.36%	4.88%[4]
Fee waiver	1.14%[5]	1.43%[5]	1.86%[5]	3.37%[4,5]
Expense offset arrangement	0.01%	0.00%[6]	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after reductions	1.50%	1.50%	1.50%	1.50%[4]
Ratio of net investment income to average net assets	0.32%	0.29%	0.61%	0.02%[4]
Portfolio turnover rate	19%	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2017. For the fiscal years ended October 31, 2016, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $40,663, $41,058, $41,099 and $17,913, respectively.
[6]	Less than 0.01%.
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	21

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS
October 31, 2016

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. As of October 31, 2016 there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (“Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

financial statements october 31, 2016	23

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

The Fund’s repurchase agreements as of October 31, 2016 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain or loss on investments in securities and foreign exchange transactions and translations and unrealized appreciation or depreciation on investments in securities and foreign currency translations . Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared.

24

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $1,309,629 and $37,348 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2016. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2016:	$648,794	$698,183	$1,346,977	—	$1,346,977
2015:	1,846,286	1,058,441	2,904,727	—	2,904,727

financial statements october 31, 2016	25

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

As of October 31, 2016 and 2015, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings / (deficit)
2016:	$567,899	$—	$567,899	—	$(772,531)	$9,151,064	$8,946,432
2015:	572,705	697,249	1,269,954	—	(901,232)	11,400,989	11,769,711

The Fund did not have a net capital loss carryforward at October 31, 2016.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% on the first $3,000,000,000 of the Fund’s average daily net assets and 0.90% per annum on the Fund’s average daily net assets over $3,000,000,000. Prior to the current year, the fee was a flat rate of 0.95%. For the year ended October 31, 2016, the Fund incurred $1,076,361 under the Agreement.

26

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013 (commencement of operations), the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2017, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2016, the Investment Adviser waived fees in the amount of $146,074 and $40,663 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. Prior to the current year, the fee was a flat rate of 0.15%. For the year ended October 31, 2016, the Fund incurred shareholder servicing fees in the amount of $219,464 and $7,138 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement, it is anticipated that total operating expenses for Retail Class shares will not exceed 1.50% of the average daily net assets. For the year ended October 31, 2016, Retail Class shares of the Fund incurred $8,917 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2016, the Fund incurred $39,219 in custody and fund accounting fees. These fees for the Fund were reduced by $6,085 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans

financial statements october 31, 2016	27

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2016, was $0.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2016, the Fund incurred $54,220 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2016, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $19,858,125 and $40,271,584, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	1,128,001	$12,396,138	3,101,881	$35,317,796
Shares issued in connection with reinvestments of dividends	117,195	1,271,563	251,363	2,717,235
Proceeds from short-term redemption fees	N/A	297	N/A	N/A
Shares redeemed	(3,124,991)	(35,007,891)	(2,950,519)	(32,701,259)
Net increase (decrease)	(1,879,795)	$(21,339,893)	402,725	$5,333,772

Retail Class
Shares sold	8,626	$94,582	157,233	$1,796,943
Shares issued in connection with reinvestments of dividends	3,160	34,157	4,470	48,192
Shares redeemed	(17,195)	(188,642)	(31,915)	(358,704)
Net increase (decrease)	(5,409)	$(59,903)	129,788	$1,486,431

28

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the year ended October 31, 2016. Specifically:

During the fiscal year 2016, 1,966 shares of class R were exchanged for 1,956 shares of class N valued at $22,377.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below: A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the

financial statements october 31, 2016	29

BBH GLOBAL CORE SELECT

NOTES TO FINANCIALS STATEMENTS (continued)
October 31, 2016

Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2016 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES
October 31, 2016 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2016	31

BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2016 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class N
Actual	$1,000	$986	$6.14
Hypothetical[2]	$1,000	$1,019	$6.24

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Retail Class
Actual	$1,000	$985	$7.48
Hypothetical[2]	$1,000	$1,018	$7.61

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.23% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST
October 31, 2016 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

financial statements october 31, 2016	33

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of

financial statements october 31, 2016	35

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

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BBH GLOBAL CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2016 (unaudited)

The Fund hereby designates $698,183 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $648,794 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016. In January 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2016 qualifies for the dividends received deduction available to corporate shareholders.

financial statements october 31, 2016	37

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

38

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

financial statements october 31, 2016	39

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

Suzan Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

40

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011-September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2016	41

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2016

BBH INTERNATIONAL EQUITY FUND

BBH INTERNATIONAL EQUITY FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2016

For the 12-month period ended October, 31 2016, the BBH International Equity Fund (the “Fund” or “BBH International”) Class I Shares returned 1.51% net of fees. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index1 (the “EAFE”), returned -3.23% over the same period. For the five years ending October 31, 2016, BBH International has returned 5.16% per year while the MSCI EAFE has increased 4.99%.

Since 2004, the Fund has been employing a manager of managers approach whereby portions of the Fund are allocated to two different investment sub-advisers who employ distinct investment styles. One sub-adviser, Mondrian Investment Partners Limited (“Mondrian”), employs a value strategy while the other, Walter Scott & Partners Limited (“Walter Scott”), employs a growth strategy. New assets continue to be allocated equally between both sub-advisers. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

Mondrian Investment Partners is a value-oriented manager. Its strategy attempts to preserve capital during protracted global market declines. Dividend yield and future real growth play a central role in the investment team’s decision making process, and, over time, the dividend component is expected to be a meaningful portion of total return. Mondrian seeks to provide a rate of return meaningfully greater than inflation. Portfolio strategy is based on in-depth, fundamental, independent analysis at the company, currency and country levels. Company valuations include detailed modeling of companies’ balance sheets, cash flow statements and income statements, from which future dividend streams are estimated and discounted back to the present to gauge what is believed to be the intrinsic, or true, value of the company. Currency valuations are based on long-term analysis. Country valuations take account of in-house analysis of the economic, demographic and sociopolitical environments and ultimately also take the form of dividend discount models. Mondrian uses the same dividend discount valuation model and real discount rate across all markets, industries and stocks. This allows for a consistent basis of comparison within its decision-making framework.

Walter Scott invests in companies that meet its principal criteria — stocks that it believes are capable of wealth generation of 20% compounded — in order to achieve portfolio real returns of 7-10% for investors. Walter Scott defines wealth generation as the cash that is generated from the operating assets of a company. The investment team believes that companies that generate consistently high levels of cash from their activities reflect highly successful and sustainable businesses. The key criteria used to evaluate a company are: growth, financial health with an emphasis on internal cash generation and minimal debt, market leadership, barriers to entry in the market, sustainability of the business franchise and the competence and integrity of the company’s management team. Investment returns derive from compounding, and so Walter Scott takes a long-term (3–5 year) approach to investing.

[1]	MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weight equity index comprising 20 of 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

2

BBH INTERNATIONAL EQUITY FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

The Fund outperformed its benchmark primarily due to security selection in the Technology sector and to an overweight to the Financials sector. Specifically, shares in Tokio Marine Holdings Inc., Zurich Insurance Group, and Taiwan Semiconductor Manufacturing Co. contributed to the Fund’s outperformance. Security selection in the Industrial sector in businesses like Komatsu Ltd. and Jardine Matheson Holdings Ltd. also contributed to the Fund’s out performance. Individual stocks that detracted from 12-month performance included: Novartis AG, Lloyds Banking Group PLC., and LM Ericsson Telephone Co.

Both managers continued to employ strategies focused on an objective of total return, primarily through capital appreciation, rather than focus on particular benchmarks. They invest in what they believe are quality businesses with clear plans for the future, competitive positions among peers and strong management teams dedicated to increasing shareholder value.

financial statements october 31, 2016	3

BBH INTERNATIONAL EQUITY FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Growth of $10,000 Invested in BBH International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2016 as compared to the MSCI EAFE.

Total Return for the Period Ended October 31, 2016			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	1.35%	4.92%	2.16%
Class I	1.51%	5.16%	2.40%

$20,000
$15,000
$10,000
$5,000
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
$12,381
$11,292
BBH International Equity Fund*
MSCI EAFE

* net of fees and expenses

The annualized gross expense ratios as in the February 29, 2016 prospectus for Class N and Class I shares were 1.07% and 0.89%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

4

BBH INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH International Equity Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH International Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2016

financial statements october 31, 2016	5

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO ALLOCATION
October 31, 2016

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Australia	$23,851,125	2.5%
Bermuda	15,922,335	1.7
Denmark	20,454,164	2.1
Finland	8,821,221	0.9
France	89,345,853	9.3
Germany	61,983,717	6.5
Hong Kong	66,015,165	6.9
Italy	18,384,218	1.9
Japan	224,512,568	23.4
Jersey	9,970,239	1.0
Netherlands	10,603,677	1.1
Singapore	25,455,762	2.6
Spain	34,446,864	3.6
Sweden	21,115,784	2.2
Switzerland	119,669,912	12.5
Taiwan	20,766,407	2.2
United Kingdom	162,748,472	17.0
Rights:
Spain	3	0.0
Cash and Other Assets in Excess of Liabilities	25,175,039	2.6
NET ASSETS	$959,242,525	100.0%

All data as of October 31, 2016. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO ALLOCATION (continued)
October 31, 2016

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stocks:
Basic Materials	$57,309,077	6.0%
Communications	76,650,958	8.0
Consumer Cyclical	113,794,221	11.9
Consumer Non-Cyclical	254,197,866	26.5
Diversified	15,922,335	1.7
Energy	70,169,548	7.3
Financials	109,793,677	11.4
Industrials	128,359,630	13.4
Technology	57,663,285	6.0
Utilities	50,206,886	5.2
Rights:
Financials	3	0.0
Cash and Other Assets in Excess of Liabilities	25,175,039	2.6
NET ASSETS	$959,242,525	100.0%

All data as of October 31, 2016. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	7

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMON STOCKS (97.4%)
	AUSTRALIA (2.5%)
	CONSUMER NON-CYCLICAL
90,200	Cochlear, Ltd.	$8,769,549
117,400	CSL, Ltd.	8,961,067
		17,730,616

	FINANCIALS
806,348	QBE Insurance Group, Ltd.	6,120,509

	Total Australia	23,851,125

	BERMUDA (1.7%)
	DIVERSIFIED
261,800	Jardine Matheson Holdings, Ltd.	15,922,335

	Total Bermuda	15,922,335

	DENMARK (2.1%)
	BASIC MATERIALS
131,100	Novozymes AS (Class B)	4,863,048

	CONSUMER NON-CYCLICAL
68,400	Coloplast AS (Class B)	4,762,829
104,248	ISS AS	4,093,284
189,000	Novo Nordisk AS (Class B)	6,735,003
		15,591,116

	Total Denmark	20,454,164

	FINLAND (0.9%)
	INDUSTRIALS
191,900	Kone OYJ (Class B)	8,821,221

	Total Finland	8,821,221

	FRANCE (9.3%)
	BASIC MATERIALS
109,462	Air Liquide SA	11,113,704

	CONSUMER CYCLICAL
61,432	LVMH Moet Hennessy Louis Vuitton SE	11,163,663

The accompanying notes are an integral part of these financial statements.

8

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	FRANCE (continued)
	CONSUMER NON-CYCLICAL
132,500	Danone SA	$9,159,398
75,225	Essilor International SA	8,433,943
52,700	L’Oreal SA	9,429,928
187,768	Sanofi	14,591,335
		41,614,604

	ENERGY
210,269	Total SA	10,052,672

	FINANCIALS
138,475	Societe Generale SA	5,384,558

	INDUSTRIALS
225,601	Cie de Saint-Gobain	10,016,652
	Total France	89,345,853

	GERMANY (6.5%)
	COMMUNICATIONS
617,495	Deutsche Telekom AG	10,052,903

	CONSUMER CYCLICAL
72,200	Adidas AG	11,829,669
5,004	Bayerische Motoren Werke AG	435,569
122,104	Daimler AG (Class Registered)	8,691,462
		20,956,700

	FINANCIALS
64,802	Allianz SE	10,089,809

	TECHNOLOGY
237,329	SAP SE	20,884,305

	Total Germany	61,983,717

	HONG KONG (6.9%)
	COMMUNICATIONS
1,453,000	China Mobile, Ltd.	16,644,938

	ENERGY
8,337,000	CNOOC, Ltd.	10,497,373

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	9

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	HONG KONG (continued)
	FINANCIALS
1,579,600	AIA Group, Ltd.	$9,969,089
3,939,000	Hang Lung Properties, Ltd.	8,694,133
		18,663,222

	UTILITIES
949,000	CLP Holdings, Ltd.	9,644,698
5,393,011	Hong Kong & China Gas Co., Ltd.	10,564,934
		20,209,632
	Total Hong Kong	66,015,165

	ITALY (1.9%)
	ENERGY
694,061	ENI SpA	10,028,156

	UTILITIES
1,946,859	Enel SpA	8,356,062
	Total Italy	18,384,218

	JAPAN (23.4%)
	BASIC MATERIALS
181,900	Shin-Etsu Chemical Co., Ltd.	13,770,636

	COMMUNICATIONS
99,600	NTT DOCOMO, Inc.	2,503,196
761,400	Rakuten, Inc.	8,777,297
		11,280,493

	CONSUMER CYCLICAL
246,400	Denso Corp.	10,683,123
465,800	Honda Motor Co., Ltd.	13,910,291
59,100	Shimano, Inc.	10,099,590
63,300	Sumitomo Electric Industries, Ltd.	934,422
		35,627,426

	CONSUMER NON-CYCLICAL
773,900	Kirin Holdings Co., Ltd.	13,313,244
283,100	Takeda Pharmaceutical Co., Ltd.	12,652,960
		25,966,204

The accompanying notes are an integral part of these financial statements.

10

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	JAPAN (continued)
	ENERGY
962,000	Inpex Corp.	$8,932,024

	FINANCIALS
75,600	Daito Trust Construction Co., Ltd.	12,640,040
436,600	Tokio Marine Holdings, Inc.	17,199,849
		29,839,889

	INDUSTRIALS
132,100	Daikin Industries, Ltd.	12,651,157
62,000	FANUC Corp.	11,596,241
110,600	Hoya Corp.	4,609,501
16,625	Keyence Corp.	12,182,109
485,100	Komatsu, Ltd.	10,793,103
37,800	Kyushu Railway Co.[1]	1,111,818
517,000	Mitsubishi Electric Corp.	6,984,925
48,400	Murata Manufacturing Co., Ltd.	6,738,328
54,900	Rinnai Corp.	5,271,178
38,500	SMC Corp.	11,144,963
		83,083,323

	TECHNOLOGY
382,500	Canon, Inc.	10,965,007
55,900	Tokyo Electron, Ltd.	5,047,566
		16,012,573
	Total Japan	224,512,568

	JERSEY (1.0%)
	CONSUMER NON-CYCLICAL
520,200	Experian, Plc.	9,970,239
	Total Jersey	9,970,239

	NETHERLANDS (1.1%)
	CONSUMER NON-CYCLICAL
465,177	Koninklijke Ahold NV	10,603,677
	Total Netherlands	10,603,677

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	11

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	SINGAPORE (2.6%)
	COMMUNICATIONS
2,964,100	Singapore Telecommunications, Ltd.	$8,241,534

	FINANCIALS
2,362,300	Ascendas Real Estate Investment Trust	4,023,642
807,389	United Overseas Bank, Ltd.	10,884,012
		14,907,654

	INDUSTRIALS
1,272,700	SembCorp Industries, Ltd.	2,306,574
	Total Singapore	25,455,762

	SPAIN (3.6%)
	COMMUNICATIONS
915,477	Telefonica SA	9,318,708

	CONSUMER CYCLICAL
284,800	Industria de Diseno Textil SA	9,944,334

	FINANCIALS
6,690	Banco Santander SA Interim	32,847
582,087	Banco Santander SA	2,848,733
		2,881,580

	UTILITIES
1,807,555	Iberdrola SA	12,302,242
	Total Spain	34,446,864

	SWEDEN (2.2%)
	COMMUNICATIONS
993,495	Telefonaktiebolaget LM Ericsson (Class B)	4,839,097
2,602,360	Telia Co. AB	10,399,837
		15,238,934

	CONSUMER CYCLICAL
208,700	Hennes & Mauritz AB (Class B)	5,876,850
	Total Sweden	21,115,784

The accompanying notes are an integral part of these financial statements.

12

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	SWITZERLAND (12.5%)
	BASIC MATERIALS
4,500	Givaudan SA	$8,705,213
46,929	Syngenta AG	18,856,476
		27,561,689

	CONSUMER CYCLICAL
10,188	Swatch Group AG	3,066,719

	CONSUMER NON-CYCLICAL
251,909	Nestle SA	18,275,280
242,292	Novartis AG	17,223,884
42,400	Roche Holding AG	9,738,455
3,960	SGS SA	8,031,470
		53,269,089

	FINANCIALS
44,476	Zurich Insurance Group AG1	11,640,555

	INDUSTRIALS
666,050	ABB, Ltd.[1]	13,717,913
76,800	Kuehne + Nagel International AG	10,413,947
		24,131,860
	Total Switzerland	119,669,912

	TAIWAN (2.2%)
	TECHNOLOGY
1,367,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,161,577
405,300	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,604,830
	Total Taiwan	20,766,407

	UNITED KINGDOM (17.0%)
	COMMUNICATIONS
636,603	Pearson, Plc.	5,873,448

	CONSUMER CYCLICAL
522,700	Compass Group, Plc.	9,435,277
2,464,854	Kingfisher, Plc.	10,856,936
155,500	Whitbread Plc.	6,866,316
		27,158,529

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	13

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Shares		Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (continued)
	CONSUMER NON-CYCLICAL
319,000	Aggreko, Plc.	$3,120,866
347,000	Diageo, Plc.	9,221,073
2,739,688	G4S, Plc.	7,343,858
683,533	GlaxoSmithKline, Plc.	13,485,450
204,100	Intertek Group, Plc.	8,513,449
95,700	Reckitt Benckiser Group, Plc.	8,541,413
593,500	Smith & Nephew, Plc.	8,536,244
5,014,945	Tesco, Plc.[1]	12,909,637
186,393	Unilever, Plc.	7,780,331
		79,452,321

	ENERGY
660,915	Amec Foster Wheeler, Plc.	3,597,825
1,995,612	BP, Plc.	11,762,641
593,785	Royal Dutch Shell, Plc. (Class B)	15,298,857
		30,659,323

	FINANCIALS
14,707,030	Lloyds Banking Group, Plc.	10,265,901

	UTILITIES
718,374	National Grid, Plc.	9,338,950
	Total United Kingdom	162,748,472
	Total Common Stocks (Identified cost $816,887,138)	934,067,483

The accompanying notes are an integral part of these financial statements.

14

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Units		Expiration Date		Value
	RIGHTS (0.0%)
	SPAIN (0.0%)
57	Banco Santander SA	11/01/16		$3
	Total Spain			3
	Total Rights (Identified cost $0)			3
TOTAL INVESTMENTS (Identified cost $816,887,138)[2]			97.4%	$934,067,486
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			2.6%	25,175,039
NET ASSETS			100.0%	$959,242,525

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $823,897,525, the aggregate gross unrealized appreciation is $228,912,349 and the aggregate gross unrealized depreciation is $118,742,388, resulting in net unrealized appreciation of $110,169,961.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	15

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	17

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2016
Common Stocks:
Australia	$—	$23,851,125	$—	$23,851,125
Bermuda	—	15,922,335	—	15,922,335
Denmark	—	20,454,164	—	20,454,164
Finland	—	8,821,221	—	8,821,221
France	—	89,345,853	—	89,345,853
Germany	—	61,983,717	—	61,983,717
Hong Kong	—	66,015,165	—	66,015,165
Italy	—	18,384,218	—	18,384,218
Japan	—	224,512,568	—	224,512,568
Jersey	—	9,970,239	—	9,970,239
Netherlands	—	10,603,677	—	10,603,677
Singapore	—	25,455,762	—	25,455,762
Spain	—	34,446,864	—	34,446,864
Sweden	—	21,115,784	—	21,115,784
Switzerland	—	119,669,912	—	119,669,912
Taiwan	12,604,830	8,161,577	—	20,766,407
United Kingdom	—	162,748,472	—	162,748,472
Rights:
Spain	—	3	—	3
Investments, at value	$12,604,830	$921,462,656	$—	$934,067,486

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.

The accompanying notes are an integral part of these financial statements.

18

BBH INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments in securities, at value (Identified cost $816,887,138)	$934,067,486
Cash	21,350,496
Foreign currency at value (Identified cost $473,656)	474,258
Receivables for:
Dividends	2,598,119
Investments sold	2,559,984
Shares sold	249,439
Prepaid assets	8,276
Total Assets	961,308,058
LIABILITIES:
Payables for:
Investment advisory and administrative fees	1,303,252
Investments purchased	495,780
Custody and fund accounting fees	143,481
Professional fees	70,289
Shares redeemed	18,000
Shareholder servicing fees	15,637
Transfer agent fees	2,535
Distributor fees	1,936
Board of Trustees’ fees	471
Accrued expenses and other liabilities	14,152
Total Liabilities	2,065,533
NET ASSETS	$959,242,525
Net Assets Consist of:
Paid-in capital	$874,934,728
Undistributed net investment income	20,024,709
Accumulated net realized loss on investments in securities and foreign exchange transactions	(52,812,067)
Net unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	117,095,155
Net Assets	$959,242,525
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($44,922,188 ÷ 3,115,217 shares outstanding)	$14.42
CLASS I SHARES
($914,320,337 ÷ 63,222,661 shares outstanding)	$14.46

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	19

BBH INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2016

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,187,981)	$25,042,599
Interest and other income	5,699
Total Income	25,048,298
Expenses:
Investment advisory and administrative fees	6,698,469
Shareholder servicing fees	309,778
Custody and fund accounting fees	220,870
Professional fees	79,699
Board of Trustees’ fees	54,028
Transfer agent fees	29,638
Distributor fees	20,949
Miscellaneous expenses	90,627
Total Expenses	7,504,058
Investment advisory and administrative fees waiver	(24,973)
Expense offset arrangement	(18,851)
Net Expenses	7,460,234
Net Investment Income	17,588,064
NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(5,780,310)
Net realized loss on foreign exchange transactions and translations	(139,805)
Net realized loss on investments in securities and foreign exchange transactions and translations	(5,920,115)
Net change in unrealized appreciation/(depreciation) on investments in securities	8,230,974
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(62,459)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	8,168,515
Net Realized and Unrealized Gain	2,248,400
Net Increase in Net Assets Resulting from Operations	$19,836,464

The accompanying notes are an integral part of these financial statements.

20

BBH INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$17,588,064	$12,915,628
Net realized gain (loss) on investments in securities and foreign exchange transactions and translations	(5,920,115)	11,304,752
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	8,168,515	(45,148,802)
Net increase (decrease) in net assets resulting from operations	19,836,464	(20,928,422)
Dividends and distributions declared:
From net investment income:
Class N	(11,418,433)	(17,771,729)
Class I	(1,321,700)	(2,187,203)
Total dividends and distributions declared	(12,740,133)	(19,958,932)
Share transactions:
Proceeds from sales of shares*	884,413,974	115,571,668
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	12,671,721	19,895,791
Proceeds from short-term redemption fees	4,306	197
Cost of shares redeemed*	(677,619,363)	(204,954,865)
Net increase (decrease) in net assets resulting from share transactions	219,470,638	(69,487,209)
Total increase (decrease) in net assets	226,566,969	(110,374,563)
NET ASSETS:
Beginning of year	732,675,556	843,050,119
End of year (including undistributed net investment income of $20,024,709 and $12,301,396, respectively)	$959,242,525	$732,675,556

*	Includes share exchanges. See note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	21

BBH INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.49	$15.11	$15.38	$13.05	$12.66
Income from investment operations:
Net investment income[1]	0.10	0.23	0.37	0.25	0.27
Net realized and unrealized gain (loss)	0.08	(0.49)	(0.38)	2.35	0.45
Total income (loss) from investment operations	0.18	(0.26)	(0.01)	2.60	0.72
Less dividends and distributions:
From net investment income	(0.25)	(0.36)	(0.26)	(0.27)	(0.33)
Total dividends and distributions	(0.25)	(0.36)	(0.26)	(0.27)	(0.33)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.42	$14.49	$15.11	$15.38	$13.05
Total return	1.35%	(1.65)%	0.01%	20.27%	6.05%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$45	$665	$757	$695	$510
Ratio of expenses to average net assets before reductions	1.08%	1.12%	1.12%	1.14%	1.17%
Fee waiver	0.02%[3]	—%	—%	—%	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.06%	1.12%	1.12%	1.14%	1.17%
Ratio of net investment income to average net assets	0.73%	1.53%	2.43%	1.79%	2.18%
Portfolio turnover rate	12%	18%	15%	14%	12%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal year ended October 31, 2016, reflect fees reduced as result of a voluntary operating expense limitation of the share class to 1.07%. The agreement is effective for the period beginning after December 29, 2015 and can be changed at any time at the sole discretion of the Investment Adviser. For the fiscal year ended October 31, 2016 the waived fees were $24,973.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.54	$15.16	$15.43	$13.08	$12.70
Income from investment operations:
Net investment income[1]	0.34	0.26	0.40	0.28	0.30
Net realized and unrealized gain (loss)	(0.14)	(0.49)	(0.38)	2.37	0.45
Total income (loss) from investment operations	0.20	(0.23)	0.02	2.65	0.75
Less dividends and distributions:
From net investment income	(0.28)	(0.39)	(0.29)	(0.30)	(0.37)
Total dividends and distributions	(0.28)	(0.39)	(0.29)	(0.30)	(0.37)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	–	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.46	$14.54	$15.16	$15.43	$13.08
Total return	1.51%	(1.42)%	0.21%	20.64%	6.31%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$914	$68	$86	$75	$70
Ratio of expenses to average net assets before reductions	0.85%	0.89%	0.90%	0.90%	0.94%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets after reductions	0.85%	0.89%	0.90%	0.90%	0.94%
Ratio of net investment income to average net assets	2.41%	1.77%	2.62%	2.01%	2.42%
Portfolio turnover rate	12%	18%	15%	14%	12%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	23

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2016, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at

24

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. As of the year ended October 31, 2016 the Fund had no open contracts.
E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain or loss on investments in securities and foreign exchange transactions and translations and unrealized appreciation or depreciation on investments in securities and foreign currency translations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

financial statements october 31, 2016	25

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $11,418,433 and $1,321,700 to Class N shares and Class I shares, respectively, during the year ended October 31, 2016.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2016:	$12,740,133	—	$12,740,133	—	$12,740,133
2015:	19,958,932	—	19,958,932	—	19,958,932

As of October 31, 2016 and 2015, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2016:	$20,493,926	—	$20,493,926	$(46,271,458)	$(7,009,826)	$117,095,155	$84,307,797
2015:	12,303,263	—	12,303,263	(37,959,260)	(8,450,529)	111,309,594	77,203,068

As of October 31, 2016, the Fund’s net capital loss carryforward expires as follows:

	Expiration Date	Amount
Pre-December 22, 2010 Capital Losses	10/31/2017	$33,416,631
	10/31/2019	5,166,463
Post December 22, 2010 Capital Losses[1]	No Expiration	7,688,364
Total capital loss carryforward		$46,271,458

[1]	Must be utilized prior to losses subject to expiration.

financial statements october 31, 2016	27

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

During the year ended October 31, 2016, the Fund did not utilized any capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s sub-advisers, currently Mondrian Investment Partners Limited and Walter Scott & Partners Limited (together, “Subadvisers”). The Sub-advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-advisers and evaluates their performance results. BBH also provides administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $1,000,000,000 of average daily net assets and 0.70% per annum on all average daily net assets over $1,000,000,000. The Investment Adviser pays each Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2016 the Fund incurred $6,698,469 for services under the Agreement.

28

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

B.	Investment Advisory and Administrative Fee Waivers. Effective December 29, 2015, the Investment Adviser has voluntarily agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N to 1.07%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For the year ended October 31, 2016, the Investment Adviser waived fees in the amount of $24,973 for Class N.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. Prior to the current year, the fee was a flat rate of 0.25%. For the year ended October 31, 2016, Class N shares of the Fund incurred $309,778 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2016, the Fund incurred $220,870 in custody and fund accounting fees. These fees for the Fund were reduced by $18,851 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2016, was $1,062. This amount is presented under line item “Custody and fund accounting fees” in the Statements of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2016, the Fund incurred $54,028 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2016, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $310,647,957 and $100,837,353 respectively.

financial statements october 31, 2016	29

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N shares and Class I shares were as follows:
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	1,338,991	$18,817,299	6,384,021	$93,636,480
Shares issued in connection with reinvestments of dividends	836,244	11,364,561	1,272,169	17,708,587
Proceeds from short-term redemption fees	N/A	185	N/A	20
Shares redeemed	(44,930,525)	(607,010,304)	(11,891,926)	(167,781,523)
Net decrease	(42,755,290)	$(576,828,259)	(4,235,736)	$(56,436,436)
Class I
Shares sold	63,509,676	$865,596,675	1,446,334	$21,935,188
Shares issued in connection with reinvestments of dividends	96,115	1,307,160	156,901	2,187,204
Proceeds from short-term redemption fees	N/A	4,121	N/A	177
Shares redeemed	(5,063,173)	(70,609,059)	(2,577,182)	(37,173,342)
Net increase (decrease)	58,542,618	$796,298,897	(973,947)	$(13,050,773)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2016 and 2015. Specifically:

During the fiscal year 2016, 42,513,444 shares of Class N were exchanged for 42,481,646 shares of Class I valued at $573,465,047.

During the fiscal year 2015, 701,101 shares of Class N were exchanged for 699,751 shares of Class I valued at $10,906,183 and 1,064,736 shares of Class I were exchanged for 1,067,193 shares of Class N valued at $15,457,058.

30

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

6. Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub-advisers may cause the Fund to incur losses or miss profit opportunities (management risk). The investment style of the Sub-advisers not complementing each other (multi-manager risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

financial statements october 31, 2016	31

BBH INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. On December 7, 2016, The Fund’s Board of Trustees approved the appointment of a new sole sub-adviser to the Fund, effective February 24, 2017, replacing the existing sub-advisers. Concurrent with that approval and also effective that date, the Fund’s investment advisory and administration fee charged by BBH&Co. will be 0.65% per annum on the first $3,000,000,000 of net assets and 0.60% per annum on net assets in excess of $3,000,000,000, calculated daily. Also effective that date, Class N shares of the Fund will no longer be offered. Class N shares will be redesignated and renamed Class I shares. Effective December 22, 2016, subject to certain exceptions, the Fund closed to new investments. Please see the Fund’s Prospectus for details.

32

BBH INTERNATIONAL EQUITY FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2016 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2016	33

BBH INTERNATIONAL EQUITY FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2016 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class N
Actual	$1,000	$1,025	$5.34
Hypothetical[2]	$1,000	$1,020	$5.33

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class I
Actual	$1,000	$1,026	$4.33
Hypothetical[2]	$1,000	$1,021	$4.32

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.05% and 0.85% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

34

BBH INTERNATIONAL EQUITY FUND

CONFLICTS OF INTEREST
October 31, 2016 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

financial statements october 31, 2016	35

BBH INTERNATIONAL EQUITY FUND

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

36

BBH INTERNATIONAL EQUITY FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2016 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $12,740,133 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016. In January 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$27,230,581	$2,145,956

financial statements october 31, 2016	37

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

38

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

financial statements october 31, 2016	39

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013- 2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

Suzan Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

40

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011-September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2016	41

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Fund at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2016

BBH LIMITED DURATION FUND

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2016

It is the Monday after election week as I finish this letter, and much has changed in the financial markets after BBH Limited Duration Fund’s (the “Fund”) Fiscal Year ended in October. Just in the last week, rates have risen 20-40 basis points (0.2-0.4%)1. Happily, the Fund has little net exposure to Treasury rate changes and has sidestepped the negative returns of longer funds. There are many uncertainties to consider post-election but this volatility will bring opportunities for alert investors.

IG Spreads and Intermediate Treasury Yields
From 11/2/2015 through 11/2/2016
2.5
2
1.5
1
0.5
0
10/31/2016->
11/2/2015
12/2/2015
1/2/2016
2/2/2016
3/2/2016
4/2/2016
5/2/2016
6/2/2016
7/2/2016
8/2/2016
9/2/2016
10/2/2016
11/2/2016
Investment Grade Spreads
Five Year Treasury Yield
Source: Barcap, BBH Analysis

The Fund gained 2.13% (I-Shares) in the 12 months ended October 31, 2016. Last winter it got off to a rocky start, with rapidly rising spreads as oil plunged and investors seeming to fear a recession or deflationary panic. The cyclical corporate credits and real estate-related securities in our portfolio were particularly volatile through this period, while the Asset Backed Securities (“ABS”) and municipal allocations were relatively steady. The Fund was down 0.74% (I-Shares) at its lowest point in mid- February. As indicated in last year’s letter and Strategy Updates, early in 2016 we maintained a more constructive view than the market on real estate and corporate credit, based on both solid fundamentals and attractive pricing. When the U.S. Economy failed to go into recession, and the European Central Bank

[1]	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001) and is used to denote the change in yield or price of a financial instrument.

2

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

expanded their quantitative easing program, investors began to appreciate these aspects of the U.S. Credit markets. The Fund recovered rapidly, producing orderly positive returns for the remainder of the year. At this point we are still seeing decent credit fundamentals, but credit market pricing now seems optimistic, compressing valid distinctions between higher and lower-quality companies. We have attributed the rapid decrease in spreads to vast fund flows from abroad, as investors flee low yields in their own markets. Lower and less differentiated rewards for credit risk means that it has been getting progressively harder to initiate new positions that meet our criteria for pricing and durability. This is all consistent with our view that credit markets tend to swing wildly from optimistic to pessimistic on marginal news, while the fundamental reality of credit risk changes much more slowly.

Some of the largest contributors1 to performance were bonds that had done poorly in 2015. These include Avon, which added 10bps (0.10%), our Citibank Trust Preferred position (8 bps), our NJ Tobacco bonds (6 bps), Dell (6 bps), and Western Digital (4 bps). Our municipal holdings had a particularly good year, contributing 13 bps in total, while remaining a small part of the portfolio overall. Our corporate positions contributed 122 basis points as a whole, our ABS positions contributed 66 basis points, and Commercial Mortgage Backed Securities (“CMBS”) 31 basis points.

On the negative side, since rates fell on the fiscal year, our hedges reduced returns by 35 basis points. In addition, two energy-related positions still have not recovered from the upheaval of late 2015, subtracting 11 basis points from Fund performance. At year end these two positions make up less than 0.5% of the Fund.

As ever, we maintain substantial cash reserves in order to provide liquidity to our shareholders without incurring significant transaction costs to the Fund. As of October 31, the Fund has over 10% in cash and Treasuries, and more than 16% of the Fund matures in six months or less. Our corporate exposure has moved “up in credit”, adding short maturities in the A and AA2 ratings categories opportunistically.

[1]	Since the Fund hedges its duration, “performance contribution” for the purposes of this letter will be excess return contribution: the amount by which that particular holding outperformed a Treasury of equivalent duration multiplied by the holding’s fractional weight in the portfolio.

[2]	Credit Quality letter ratings are provided by Standard and Poor’s (www.standardpoors.com) and Moody’s (www.moodys.com) which are independent third parties. In order to be more conservative, when ratings differ, the lower rating is used. Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Information obtained from third parties is believed to be reliable, but cannot be guaranteed. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

financial statements october 31, 2016	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

The SEC’s Money Market Reform package became effective in October of 2016. As a result of the new rules, over $800B of money market fund assets moved from so-called “prime” funds (those that can buy non-government credit) to government funds. Commercial paper issuers, banks, and even variable-rate municipal issuers all had to find new markets to raise short-term debt, and the London Interbank Offered Rate (“LIBOR”)1 increased dramatically as a result.

We have taken substantial advantage of the recent rise in LIBOR rates by buying high quality corporate, municipal, and asset-backed floating rate instruments tied to that benchmark. Our team’s deep knowledge of the municipal and corporate loan markets was, once again, a tremendous advantage.

While it has been substantially harder to find good corporate bond values over the past month, we would like to remind you that the Fund’s allocations arise entirely from a one-by-one process of finding value throughout the performing credit spectrum. We aim to choose credits that are mispriced enough to produce returns even in a poor credit environment, while maintaining a short duration and capping spread exposure to achieve low mark-to-market volatility. The Fund’s steady returns since this strategy’s inception seven years ago demonstrate our success.

We thank you for being a shareholder, and look forward to meeting with you in the coming year.

[1]	London Interbank Offered Rate is the average lending rate for interbank loans.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2016 as compared to the BCTSY.

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
$12,871
$12,458
BBH Limited Duration Fund*
BCTSY

Total Return for the Period Ended October 31, 2016			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	1.90%	1.45%	2.56%
Class I	2.13%	1.65%	2.73%

* net of fees and expenses

The annualized gross expense ratios as in the February 29, 2016 prospectus for Class N and Class I shares were 0.48% and 0.28%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

financial statements october 31, 2016	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

6

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Limited Duration Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2016

financial statements october 31, 2016	7

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION
October 31, 2016

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,587,926,308	33.2%
Commercial Mortgage Backed Securities	428,047,134	9.0
Corporate Bonds	1,549,072,560	32.4
Loan Participations and Assignments	431,592,364	9.0
Municipal Bonds	491,044,929	10.3
U.S. Government Agency Obligations	27,346,459	0.6
Certificates of Deposit	258,241,299	5.4
Time Deposits	30,000,000	0.6
U.S. Treasury Bills	31,987,181	0.7
Liabilities in Excess of Other Assets	(55,988,964)	(1.2)
NET ASSETS	$4,779,269,270	100.0%

All data as of October 31, 2016. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (33.2%)
$ 28,692,619	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	4.213%	$28,549,156
694,591	Aircraft Lease Securitisation, Ltd. 2007-1A1,2	05/10/32	0.796	690,249
7,399,200	Alterna Funding I LLC 2014-1A1	02/15/21	1.639	7,214,220
11,300,000	AmeriCredit Automobile Receivables Trust 2013-3	06/10/19	2.380	11,371,077
17,314,677	AXIS Equipment Finance Receivables III LLC 2015-1A1	03/20/20	1.900	17,344,547
27,000,000	AXIS Equipment Finance Receivables IV LLC 2016-1A1	11/20/21	2.210	26,998,075
1,336,429	BCC Funding VIII LLC 2014-1A1	06/20/20	1.794	1,334,759
34,296,096	BCC Funding X LLC 2015-1[1]	10/20/20	2.224	34,184,555
17,530,000	BCC Funding XIII LLC 2016-1[1]	12/20/21	2.200	17,517,007
7,531,337	Capital Auto Receivables Asset Trust 2013-2	10/22/18	1.960	7,537,912
2,820,000	Capital Auto Receivables Asset Trust 2013-2	04/22/19	2.660	2,835,075
18,140,000	Capital Auto Receivables Asset Trust 2013-2[1]	01/20/22	4.060	18,408,889
13,260,000	Capital Auto Receivables Asset Trust 2013-3	10/22/18	2.790	13,365,302
17,076,184	Carlyle Global Market Strategies Commodities Funding, Ltd. 2014-1A1,2,3	10/15/21	2.780	12,548,798
17,369,486	Cazenovia Creek Funding I LLC 2015-1A1	12/10/23	2.000	17,250,071
5,278,749	CCG Receivables Trust 2014-1[1]	11/15/21	1.060	5,271,885
45,000,000	Chase Issuance Trust 2016-A6	01/15/20	1.100	44,952,269
27,788,880	Chesterfield Financial Holdings LLC 2014-1A1	12/15/34	4.500	28,038,646
11,437,516	CIT Equipment Collateral 2014-VT1[1]	10/21/19	1.500	11,437,472
13,000,000	Citibank Credit Card Issuance Trust 2014-A8	04/09/20	1.730	13,099,804
3,551,663	Credit Acceptance Auto Loan Trust 2014-1A1	10/15/21	1.550	3,552,845

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	9

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 11,160,000	Credit Acceptance Auto Loan Trust 2014-1A1	04/15/22	2.290%	$11,209,627
2,720,000	Credit Acceptance Auto Loan Trust 2014-2A1	09/15/22	2.670	2,735,157
10,890,000	Credit Acceptance Auto Loan Trust 2015-1A1	01/17/23	2.610	10,942,579
14,190,000	Credit Acceptance Auto Loan Trust 2016-2A1	11/15/23	2.420	14,243,567
35,760,000	Drive Auto Receivables Trust 2015-BA1	07/15/21	2.760	36,027,732
13,734,000	Eagle I, Ltd. 2014-1A1	12/15/39	4.310	13,424,985
31,460,241	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	31,365,860
19,012,028	Emerald Aviation Finance, Ltd. 2013-1[1]	10/15/38	4.650	19,522,977
36,521,152	Engs Commercial Finance Trust 2015-1A1	10/22/21	2.310	36,575,138
19,420,000	Enterprise Fleet Financing LLC 2016-2[1]	02/22/22	1.740	19,453,484
9,710,808	FNA Trust 2014-1A1	12/10/22	1.296	9,613,700
9,272,333	FNA Trust 2015-1[1]	12/10/23	3.240	9,237,913
14,500,000	Ford Credit Auto Owner Trust 2014-2[1]	04/15/26	2.310	14,795,368
19,132,339	Foursight Capital Automobile Receivables Trust 2015-1[1]	01/15/21	2.340	19,139,001
7,765,788	FRS I LLC 2013-1A1	04/15/43	1.800	7,616,010
25,371,675	Global Container Assets, Ltd. 2015-1A1	02/05/30	2.100	25,145,233
16,510,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	1.650	16,561,117
6,525,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	1.970	6,516,357
10,730,000	GMF Floorplan Owner Revolving Trust 2015-1[1]	05/15/20	2.220	10,732,869

The accompanying notes are an integral part of these financial statements.

10

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 22,660,000	Hertz Vehicle Financing LLC 2011-1A1	03/25/18	3.290%	$22,750,447
17,750,000	Hyundai Auto Receivables Trust 2013-B	02/15/19	1.710	17,839,934
2,262,451	Leaf II Receivables Funding LLC 2013-1[1]	09/15/21	1.980	2,263,491
19,210,000	Lendmark Funding Trust 2016-A1	08/21/23	4.820	19,525,932
24,110,000	Lendmark Funding Trust 2016-2A1	04/21/25	3.260	24,133,153
2,875,914	MarketPlace Loan Trust 2015-OD4[1]	12/18/17	3.250	2,876,814
5,087,469	MCA Fund I Holding LLC 2014-1[1,2]	08/15/24	2.817	5,089,758
5,811,727	MMAF Equipment Finance LLC 2012-AA1	10/10/18	1.350	5,810,644
8,167,954	Nations Equipment Finance Funding II LLC 2014-1A1	07/20/18	1.558	8,163,742
17,903,771	Nations Equipment Finance Funding III LLC 2016-1A1	02/20/21	3.610	17,920,937
12,757,892	Navitas Equipment Receivables LLC 2015-1[1]	11/15/18	2.120	12,780,851
22,280,000	Navitas Equipment Receivables LLC 2016-1[1]	06/15/21	2.200	22,272,030
51,030,000	NCF Dealer Floorplan Master Trust 2014-1A1,2	10/20/20	2.026	50,217,021
14,332,637	New Mexico State Educational Assistance Foundation 2013-1[2]	01/02/25	1.227	14,061,034
9,043,496	Newtek Small Business Loan Trust 2010-1[1,2]	02/25/41	2.834	8,794,800
40,190,000	NextGear Floorplan Master Owner Trust 2014-1A1	10/15/19	1.920	40,143,568
22,470,000	NextGear Floorplan Master Owner Trust 2015-1A1	07/15/19	1.800	22,477,750
13,740,000	NextGear Floorplan Master Owner Trust 2015-1A1,2	07/15/19	2.285	13,741,555
22,200,000	NextGear Floorplan Master Owner Trust 2016-2A1	09/15/21	2.190	22,162,731

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	11

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 29,760,000	NRZ Advance Receivables Trust Advance Receivables Backed 2015-T2[1]	08/17/48	3.302%	$29,814,089
12,280,000	NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1[1]	06/15/49	2.751	12,257,535
12,500,000	OnDeck Asset Securitization Trust II LLC 2016-1A1	05/17/20	4.210	12,538,425
8,001,626	OneMain Financial Issuance Trust 2014-1A1	06/18/24	2.430	8,005,700
15,230,000	OneMain Financial Issuance Trust 2014-2A1	09/18/24	3.020	15,230,978
26,190,000	OneMain Financial Issuance Trust 2015-1A1	03/18/26	3.850	26,410,978
20,010,000	Oxford Finance Funding LLC 2014-1A1	12/15/22	3.475	20,051,815
14,750,000	Oxford Finance Funding LLC 2016-1A1	06/17/24	3.968	14,786,416
3,364,046	PFS Tax Lien Trust 2014-1[1]	05/15/29	1.440	3,345,394
50,000,000	Progreso Receivables Funding IV LLC 2015-B1	07/28/20	3.000	49,859,050
34,218,573	ReadyCap Lending Small Business Loan Trust 2015-1[2]	12/25/38	1.784	33,982,465
6,651,036	Santander Drive Auto Receivables Trust 2013-2	03/15/19	1.950	6,666,430
10,980,000	Santander Drive Auto Receivables Trust 2015-3	04/15/20	2.070	11,045,967
22,790,000	Santander Drive Auto Receivables Trust 2015-3	01/15/21	2.740	23,150,832
21,936,604	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	21,829,553
1,986,539	SMART Trust 2013-2US	02/14/19	1.180	1,978,394
13,295,065	SMART Trust 2015-1US	09/14/18	1.500	13,263,702
33,210,000	Spirit Master Funding LLC 2014-4A1	01/20/45	3.501	32,168,531
9,900,000	Spirit Master Funding VII LLC 2013-1A1	12/20/43	3.887	9,797,586

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 4,086,251	Springleaf Funding Trust 2014-AA1	12/15/22	2.410%	$4,090,865
17,081,887	STORE Master Funding LLC 2013-1A1	03/20/43	4.160	16,993,608
12,216,613	STORE Master Funding LLC 2013-2A1	07/20/43	4.370	12,148,770
20,433,270	STORE Master Funding LLC 2013-3A1	11/20/43	4.240	20,582,106
2,670,661	TAL Advantage V LLC 2014-2A1	05/20/39	1.700	2,640,678
19,157,500	TAL Advantage V LLC 2014-3A1	11/21/39	3.270	18,548,548
7,388,036	Tax Ease Funding LLC 2016-1A1	06/15/28	3.131	7,370,457
26,528,000	Textainer Marine Containers, Ltd. 2014-1A1	10/20/39	3.270	25,622,509
11,530,000	Trade MAPS 1, Ltd. 2013-1A1,2	12/10/18	1.780	11,509,426
49,760,000	Trafigura Securitisation Finance, Plc. 2014-1A1,2	10/15/18	1.485	49,618,254
18,330,000	Turquoise Card Backed Securities, Plc. 2012-1A1,2	06/17/19	1.335	18,370,876
4,999,846	Utah State Board of Regents 2011-1[2]	05/01/29	1.607	5,002,245
500,746	Westlake Automobile Receivables Trust 2015-1A1	03/15/18	1.170	500,718
10,600,000	Westlake Automobile Receivables Trust 2015-1A1	11/16/20	2.290	10,664,197
21,340,000	Westlake Automobile Receivables Trust 2015-2A1	01/15/21	2.450	21,534,354
25,510,000	World Financial Network Credit Card Master Trust 2014-C	08/16/21	1.540	25,578,476
19,570,000	World Financial Network Credit Card Master Trust 2016-B	06/15/22	1.440	19,578,902
	Total Asset Backed Securities (Identified cost $1,594,410,238)			1,587,926,308
	COMMERCIAL MORTGAGE BACKED SECURITIES (9.0%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2]	12/05/32	3.867	16,242,352
13,860,000	BBCMS Trust 2015-RRI[1,2]	05/15/32	2.585	13,825,170
26,807,000	BB-UBS Trust 2012-TFT[1,2]	06/05/30	3.584	26,766,117
6,349,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07/05/33	2.978	6,186,920
32,018,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07/05/33	4.847	31,795,068

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	13

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 12,240,000	BLCP Hotel Trust 2014-CLRN[1,2]	08/15/29	2.485%	$12,088,622
30,106,000	BXHTL Mortgage Trust 2015-JWRZ[1,2]	05/15/29	2.685	30,016,335
35,000,000	CDGJ Commercial Mortgage Trust 2014-BXCH[1,2]	12/15/27	3.035	34,649,023
10,500,000	CGBAM Commercial Mortgage Trust 2014-HD1,2	02/15/31	1.735	10,447,010
7,457,000	CGBAM Commercial Mortgage Trust 2014-HD1,2	02/15/31	2.135	7,287,491
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2[1,2]	11/15/31	3.435	31,454,278
13,661,251	CGGS Commercial Mortgage Trust 2016-RNDB[1,2]	02/15/33	2.185	13,717,105
2,085,000	Citigroup Commercial Mortgage Trust 2013-SMP[1]	01/12/30	2.738	2,084,053
8,371,975	Commercial Mortgage Pass Through Certificates 2013-GAM[1]	02/10/28	1.705	8,318,818
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2]	02/10/28	3.531	9,670,015
22,660,000	Commercial Mortgage Pass Through Certificates 2014-TWC[1,2]	02/13/32	1.381	22,645,423
9,950,000	EQTY 2014-INNS Mortgage Trust[1,2]	05/08/31	2.130	9,800,826
19,650,000	GS Mortgage Securities Corp. Trust 2016-ICE2[1,2]	02/15/33	4.785	19,792,653
9,410,000	Hyatt Hotel Portfolio Trust 2015-HYT[1,2]	11/15/29	2.628	9,398,094
5,600,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH[1,2]	04/15/27	1.785	5,537,186
10,250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH[1,2]	04/15/27	2.185	10,101,397
14,860,000	SBA Tower Trust[1]	12/15/42	2.933	14,894,716
35,700,000	SBA Tower Trust[1]	04/15/43	2.240	35,777,980

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 14,500,000	Wells Fargo Commercial Mortgage Trust 2014-TISH[1,2]	02/15/27	2.385%	$14,465,275
20,108,443	WFCG Commercial Mortgage Trust 2015-BXRP[1,2]	11/15/29	1.657	19,845,288
11,468,922	WFCG Commercial Mortgage Trust 2015-BXRP[1,2]	11/15/29	1.996	11,239,919
	Total Commercial Mortgage Backed Securities (Identified cost $428,985,420)			428,047,134
	CORPORATE BONDS (32.4%)
	AUTO MANUFACTURERS (0.7%)
13,580,000	Daimler Finance North America LLC[1]	03/10/17	1.125	13,582,091
17,720,000	General Motors Co.	10/02/18	3.500	18,192,681
				31,774,772
	BANKS (9.6%)
24,290,000	ANZ New Zealand (Int’l), Ltd., London Branch[1]	02/01/19	2.250	24,552,502
27,373,000	Bank of America Corp.	09/01/17	6.000	28,404,743
24,335,000	BNZ International Funding Ltd.[1]	03/02/21	2.750	24,873,241
17,405,000	Caisse Centrale Desjardins[1]	09/12/17	1.550	17,428,671
43,473,900	Citigroup Capital XIII[2,4]	10/30/40	7.257	45,230,245
19,000,000	Citigroup, Inc.[2]	09/01/23	2.255	19,067,450
1,882,040	FNBC 1993-A Pass Through Trust	01/05/18	8.080	1,910,279
37,000,000	Goldman Sachs Group, Inc.[2]	06/04/17	1.460	37,052,281
19,715,000	JPMorgan Chase & Co.	02/15/17	1.350	19,729,983
33,660,000	JPMorgan Chase & Co.	08/15/17	2.000	33,868,625
12,775,000	Mitsubishi UFJ Trust & Banking Corp.[1]	10/16/17	1.600	12,788,580
25,610,000	National Australia Bank Ltd.	07/12/19	1.375	25,412,547
36,421,000	PNC Bank N.A.	01/27/17	1.125	36,434,549
24,850,000	Royal Bank of Canada	04/15/19	1.625	24,846,645
12,345,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	12,633,614
11,375,000	Svenska Handelsbanken AB	04/04/17	2.875	11,463,270
25,085,000	Toronto-Dominion Bank	04/07/21	2.125	25,260,269

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	15

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$ 29,515,000	Wells Fargo Bank N.A.	01/22/18	1.650%	$29,615,351
11,500,000	Wells Fargo Bank N.A.	05/24/19	1.750	11,544,781
17,750,000	Westpac Banking Corp.	12/01/17	1.500	17,778,293
				459,895,919
	BEVERAGES (2.1%)
39,350,000	Anheuser-Busch InBev Finance, Inc.	02/01/19	1.900	39,655,907
12,695,000	Anheuser-Busch InBev Finance, Inc.	02/01/21	2.650	12,983,342
48,418,000	Diageo Capital, Plc.	05/11/17	1.500	48,545,775
				101,185,024
	COMMERCIAL SERVICES (0.7%)
19,863,000	Experian Finance, Plc.[1]	06/15/17	2.375	19,971,889
13,555,000	United Rentals North America, Inc.	07/15/23	4.625	13,995,537
				33,967,426
	COMPUTERS (0.5%)
6,790,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.[1]	06/15/21	4.420	7,100,351
17,250,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.[1]	06/15/23	5.450	18,472,300
				25,572,651
	COSMETICS/PERSONAL CARE (0.4%)
17,745,000	Avon Products, Inc.[2]	03/15/20	6.600	18,199,716
	DIVERSIFIED FINANCIAL SERVICES (3.9%)
9,332,579	AA Aircraft Financing 2013-1 LLC[1]	11/01/19	3.596	9,239,253
5,777,349	Ahold Lease Series 2001-A-1 Pass Through Trust	01/02/20	7.820	6,064,509
25,020,000	Air Lease Corp.	04/01/17	5.625	25,425,074
15,950,000	Air Lease Corp.	09/04/18	2.625	16,145,515
6,300,000	Alliance Data Systems Corp.[1]	12/01/17	5.250	6,410,250
3,210,000	Alliance Data Systems Corp.[1]	04/01/20	6.375	3,270,187

The accompanying notes are an integral part of these financial statements.

16

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (continued)
$ 3,750,000	Alliance Data Systems Corp.[1]	11/01/21	5.875%	$3,778,125
8,790,000	Alliance Data Systems Corp.[1]	08/01/22	5.375	8,460,375
22,705,000	Athene Global Funding[1]	10/23/18	2.875	22,794,730
8,500,000	Credit Acceptance Corp.	02/15/21	6.125	8,542,500
10,823,288	Doric Nimrod Air Alpha 2013-1 Pass Through Trust[1]	05/30/25	5.250	11,391,511
5,698,743	Doric Nimrod Air Finance Alpha, Ltd. 2012-1 (Class A) Pass Through Trust[1]	11/30/24	5.125	5,953,961
49,455,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	47,353,163
1,947,412	LS Power Funding Corp.	12/30/16	8.080	1,969,531
11,349,000	Murray Street Investment Trust I	03/09/17	4.647	11,485,528
				188,284,212
	ELECTRIC (0.6%)
22,150,000	TransAlta Corp.	06/03/17	1.900	22,124,816
5,580,000	TransAlta Corp.	05/15/18	6.900	5,864,122
				27,988,938
	HEALTHCARE-PRODUCTS (0.2%)
7,995,000	Mallinckrodt International Finance S.A.	04/15/18	3.500	7,935,038
1,435,000	Mallinckrodt International Finance S.A./ Mallinckradt CB LLC[1]	04/15/20	4.875	1,440,381
				9,375,419
	HEALTHCARE-SERVICES (0.5%)
26,155,000	UnitedHealth Group, Inc.	07/16/18	1.900	26,384,772

	INSURANCE (2.6%)
15,985,000	Fairfax Financial Holdings, Ltd.[1]	05/15/21	5.800	17,431,355
41,960,000	Pricoa Global Funding I1	08/18/17	1.350	41,994,659
18,875,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	18,745,140

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	17

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (continued)
$ 11,050,000	Vitality Re IV, Ltd.[1,2]	01/09/18	2.750%	$11,053,315
33,100,000	Vitality Re V, Ltd.[1,2]	01/07/20	1.750	32,848,440
				122,072,909

	INTERNET (0.4%)
15,630,000	Expedia, Inc.	08/15/20	5.950	17,526,310

	INVESTMENT FIRMS (1.7%)
6,800,000	Ares Capital Corp.	11/30/18	4.875	7,082,207
17,570,000	Ares Capital Corp.	01/15/20	3.875	18,065,562
12,880,000	Ares Capital Corp.	01/19/22	3.625	12,869,825
22,645,000	FS Investment Corp.	01/15/20	4.250	23,097,266
21,515,000	PennantPark Investment Corp.	10/01/19	4.500	21,515,021
				82,629,881

	MEDIA (0.4%)
16,485,000	TEGNA, Inc.	10/15/19	5.125	16,958,944

	OIL & GAS (0.2%)
20,591,250	Odebrecht Drilling Norbe VII/IX, Ltd.[1]	06/30/22	6.350	6,589,200
10,266,000	Odebrecht Offshore Drilling Finance, Ltd.[1]	10/01/23	6.750	2,078,865
				8,668,065

	OIL & GAS SERVICES (0.2%)
8,000,000	Freeport-McMoran Oil & Gas LLC	11/15/20	6.500	8,170,000

	PHARMACEUTICALS (1.6%)
19,801,000	AbbVie, Inc.	11/06/17	1.750	19,871,689
14,270,000	AbbVie, Inc.	05/14/18	1.800	14,314,879
9,000,000	AbbVie, Inc.	05/14/20	2.500	9,113,166
14,000,000	AbbVie, Inc.	05/14/21	2.300	14,001,148
7,787,000	GlaxoSmithKline Capital, Inc.	05/15/18	5.650	8,283,647
9,445,000	Pfizer, Inc.	03/30/17	6.050	9,642,467
				75,226,996

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PIPELINES (1.3%)
$ 7,105,000	Enbridge Energy Partners LP	12/15/16	5.875%	$7,139,388
14,927,000	Enterprise Products Operating LLC	09/15/17	6.300	15,543,395
23,190,000	Spectra Energy Capital LLC	10/01/19	8.000	26,583,880
12,960,000	TransCanada PipeLines, Ltd.	01/15/19	3.125	13,340,402
				62,607,065

	REAL ESTATE (1.0%)
11,490,000	Prologis International Funding II SA1	02/15/20	4.875	12,232,472
32,965,000	Vonovia Finance BV1	10/02/17	3.200	33,336,681
				45,569,153
	REAL ESTATE INVESTMENT TRUSTS (1.5%)
15,400,000	Digital Realty Trust LP	10/01/20	3.400	15,972,295
25,330,000	Select Income REIT	02/01/22	4.150	25,622,941
22,739,000	Welltower, Inc.	09/15/17	4.700	23,372,895
7,710,000	Welltower, Inc.	03/15/18	2.250	7,777,925
				72,746,056

	RETAIL (0.5%)
25,260,000	Wal-Mart Stores, Inc.[2]	06/01/18	5.524	25,914,714

	TELECOMMUNICATIONS (1.8%)
50,130,000	BellSouth LLC[1]	04/26/21	4.400	51,018,304
8,760,000	Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC[1]	03/20/23	3.360	8,841,906
28,465,000	Verizon Communications, Inc.	06/09/17	1.350	28,493,408
				88,353,618
	Total Corporate Bonds (Identified cost $1,561,347,924)			1,549,072,560

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	19

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (9.0%)
$ 10,889,388	Aria Energy Operating LLC[2]	05/27/22	5.500%	$10,549,095
18,777,829	Astoria Energy LLC Term B2	12/24/21	5.000	18,449,217
9,727,649	AT&T, Inc. Term A2	03/02/18	1.839	9,715,489
31,711,804	Avago Technologies Cayman Holdings, Ltd. Term B3[2]	02/01/23	3.535	32,024,482
24,656,085	Charter Communications Operating LLC. (CCO Safari LLC) Term H2	08/24/21	3.250	24,742,382
10,000,000	Dell International LLC Term A2[2]	09/07/21	2.790	9,902,300
24,350,000	Dell International LLC Term B2	09/07/23	4.000	24,516,311
44,844,330	Delos Finance S.a.r.l2	03/06/21	3.588	45,096,803
18,645,043	Eastern Power LLC (TPF II LC, LLC)[2]	10/02/21	5.000	18,822,171
4,835,639	Entergy Rhode Island Energy LP Term B2	12/19/22	5.750	4,702,659
33,931,749	Freeport-McMoRan Copper & Gold, Inc. (PT Freeport Indonesia)[2]	05/31/18	3.290	33,783,467
15,860,991	HCA, Inc. Term B6[2]	03/17/23	3.784	16,021,663
1,960,000	Mallinckrodt International Finance S.A. Term B2	03/19/21	3.338	1,960,000
14,605,549	Mallinckrodt International Finance S.A. Term B1[2]	03/19/21	3.588	14,569,035
42,000,000	Medtronic, Inc.[2]	01/26/18	1.409	41,632,500
43,090,185	RPI Finance Trust B5[2]	10/14/22	3.035	43,459,468
41,000,000	Verizon Communications, Inc.[2]	07/31/19	1.796	40,914,720
40,299,000	Western Digital Corporation Term B1[2]	04/29/23	4.500	40,730,602
	Total Loan Participations and Assignments (Identified cost $428,167,892)			431,592,364

The accompanying notes are an integral part of these financial statements.

20

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (10.3%)
$ 14,250,000	Baylor Health Care System, Revenue Bonds[2]	11/15/25	0.630%	$13,476,767
5,000,000	Butler County General Authority, Revenue Bonds, AGM[5]	11/03/16	0.700	5,000,000
23,635,000	City of New York, General Obligation Bonds[5]	11/02/16	0.620	23,635,000
10,800,000	City of New York, General Obligation Bonds[5]	11/02/16	0.620	10,800,000
49,715,000	City of Raleigh, North Carolina, Certificates of Participation[5]	11/02/16	0.590	49,715,000
7,000,000	City of Charlotte, North Carolina, Certificates of Participation[5]	11/03/16	0.590	7,000,000
6,900,000	City of Portland, Oregon, General Obligation Bonds[2]	06/01/19	0.617	6,796,328
5,250,000	City of Portland, Oregon, General Obligation Bonds[2]	06/01/19	0.632	5,171,103
52,300,000	County of Franklin, Ohio, Revenue Bonds[5]	11/02/16	0.620	52,300,000
23,000,000	County of Fulton, General Obligation Bonds	12/30/16	1.000	23,014,260
30,000,000	County of King, Washington, Revenue Bonds[5]	11/16/16	2.000	30,014,700
34,600,000	Illinois Finance Authority, Revenue Bonds[5]	11/03/16	0.580	34,600,000
5,000,000	New Jersey Economic Development Authority, Revenue Bonds[2]	02/01/17	1.530	5,000,950
20,940,000	New Jersey Economic Development Authority, Revenue Bonds, NPFG[6]	02/15/17	0.000	20,836,347
28,005,000	New Jersey Economic Development Authority, Revenue Bonds, AGM[6]	02/15/18	0.000	27,257,547
4,360,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/20	5.000	4,778,909
3,600,000	New York State Energy Research & Development Authority, Revenue Bonds, NPFG[2]	12/01/20	1.295	3,389,594

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	21

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
$ 18,000,000	New York State Housing Finance Agency, Revenue Bonds[5]	11/02/16	0.650%	$18,000,000
49,900,000	New York State Housing Finance Agency, Revenue Bonds[5]	11/02/16	0.650	49,900,000
41,435,000	Orlando Utilities Commission, Revenue Bonds[5]	11/02/16	0.600	41,435,000
7,140,000	Pennsylvania Industrial Development Authority, Revenue Bonds[1]	07/01/21	2.967	7,247,171
3,445,000	School District of Philadelphia, General Obligation Bonds	09/01/17	2.009	3,400,939
2,330,000	School District of Philadelphia, General Obligation Bonds	09/01/18	2.512	2,264,480
15,355,000	State of Illinois, General Obligation Bonds	03/01/17	5.365	15,557,225
7,110,000	State of Illinois, General Obligation Bonds, AGM	03/01/18	5.200	7,386,792
17,300,000	State of Illinois, General Obligation Bonds	07/01/21	6.200	18,636,252
16,650,000	Tobacco Settlement Financing Corp., Revenue Bonds[6]	06/01/41	0.000	4,430,565
	Total Municipal Bonds (Identified cost $489,543,373)			491,044,929
	U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%)
162,966	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed[2]	04/01/36	2.841	172,935
110,185	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed[2]	12/01/36	2.615	116,270
72,253	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed[2]	01/01/37	2.620	76,387
128,466	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed[2]	02/01/37	2.914	136,749
11,077,189	Federal National Mortgage Association (FNMA)	07/01/35	5.000	12,358,720

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$ 754,772	Federal National Mortgage Association (FNMA)	11/01/35	5.500%	$855,998
95,001	Federal National Mortgage Association (FNMA)[2]	07/01/36	3.229	100,951
171,586	Federal National Mortgage Association (FNMA)[2]	09/01/36	2.945	180,085
145,941	Federal National Mortgage Association (FNMA)[2]	01/01/37	2.792	154,718
655,721	Federal National Mortgage Association (FNMA)	08/01/37	5.500	744,889
7,456,109	Federal National Mortgage Association (FNMA)	08/01/37	5.500	8,489,948
3,358,980	Federal National Mortgage Association (FNMA)	06/01/40	6.500	3,937,417
20,626	Government National Mortgage Association (GNMA)[2]	08/20/29	2.125	21,392
	Total U.S. Government Agency Obligations (Identified cost $26,013,118)			27,346,459

	CERTIFICATES OF DEPOSIT (5.4%)
54,200,000	Bank of Nova Scotia[2]	05/30/17	1.279	54,272,628
54,300,000	Canadian Imperial Bank of Commerce[2]	08/31/17	1.342	54,385,468
45,200,000	Skandinaviska Enskilda Banken AB2	05/31/17	1.174	45,219,843
54,200,000	Svenska Handelsbanken AB2	05/30/17	1.253	54,284,660
50,000,000	Toronto-Dominion Bank[2]	09/01/17	1.342	50,078,700
	Total Certificates of Deposit (Identified cost $257,900,000)			258,241,299

	TIME DEPOSITS (0.6%)
30,000,000	Wells Fargo	11/01/16	0.350	30,000,000
	Total Time Deposits (Identified cost $30,000,000)			30,000,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	23

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (0.7%)
$ 8,000,000	U.S. Treasury Bill[6,7]	11/03/16	0.000%	$7,999,829
24,000,000	U.S. Treasury Bill[6]	01/12/17	0.000	23,987,352
	Total U.S. Treasury Bills (Identified cost $31,983,989)			31,987,181
TOTAL INVESTMENTS (Identified cost $4,848,351,954)[8]			101.2%	$4,835,258,234
LIABILITIES IN EXCESS OF OTHER ASSETS			(1.2)%	(55,988,964)
NET ASSETS			100.0%	$4,779,269,270

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2016 was $2,252,942,691 or 47.1% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2016 coupon or interest rate.
[3]	The Fund’s Investment Adviser has deemed this security to be illiquid upon the SEC definition of an illiquid security.
[4]	Trust preferred security.
[5]	Variable rate demand note. The maturity date reflects the demand repayment dates. The interest rate changes on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2016.
[6]	Security issued with zero coupon. Income is recognized through accretion of discount.
[7]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[8]	The aggregate cost for federal income tax purposes is $4,848,351,999, the aggregate gross unrealized appreciation is $27,062,124 and the aggregate gross unrealized depreciation is $40,155,889 resulting in net unrealized depreciation of $13,093,765.

Abbreviations:

AGM – Assured Guaranty Municipal Corp.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

NPFG – National Public Finance Guarantee Corporation.

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 — unadjusted quoted prices in active markets for identical investments.
—	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	25

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2016
Asset Backed Securities	$—	$1,575,377,510	$12,548,798	$1,587,926,308
Commercial Mortgage Backed Securities	—	428,047,134	—	428,047,134
Corporate Bonds	45,230,245	1,503,842,315	—	1,549,072,560
Loan Participations and Assignments	—	431,592,364	—	431,592,364
Municipal Bonds	—	491,044,929	—	491,044,929
U.S. Government Agency Obligations	—	27,346,459	—	27,346,459
Certificates of Deposit	—	258,241,299	—	258,241,299
Time Deposits	—	30,000,000	—	30,000,000
U.S. Treasury Bills	—	31,987,181	—	31,987,181
Total Investments, at value	$45,230,245	$4,777,479,191	$12,548,798	$4,835,258,234
Other Financial Instruments, at value
Financial Futures Contracts	$2,649,997	$—	$—	$2,649,997
Other Financial Instruments, at value	$2,649,997	$—	$—	$2,649,997

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended October 31, 2016.

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period ended October 31, 2016:

Asset backed Securities
Balance as of October 31, 2015	$60,734,353
Purchases	—
Sales / Paydowns	(21,663,829)
Realized gains (losses)	33
Change in unrealized appreciation (depreciation)	(4,525,905)
Amortization	(641)
Transfers from Level 3*	(60,734,353)
Transfers to Level 3*	38,739,140
Balance as of October 31, 2016	$12,548,798

*	Transfers are reflected at the value of the security at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs to determine fair value. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant observable inputs to determine fair value.

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	27

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments in securities, at value (Identified cost $4,848,351,954)	$4,835,258,234
Cash	16,429,735
Receivables for:
Interest	17,068,045
Shares sold	1,713,400
Investments sold	28,264
Investment advisory and administrative fees waiver reimbursement	1,424
Prepaid assets	46,265
Total Assets	4,870,545,367
LIABILITIES:
Payables for:
Investments purchased	84,339,911
Shares redeemed	3,743,806
Investment advisory and administrative fees	2,283,186
Futures variation margin on open contracts	410,923
Custody and fund accounting fees	275,144
Periodic distributions	101,502
Professional fees	72,863
Shareholder servicing fees	13,191
Distributor fees	7,287
Transfer agent fees	2,845
Board of Trustees’ fees	786
Accrued expenses and other liabilities	24,653
Total Liabilities	91,276,097
NET ASSETS	$4,779,269,270
Net Assets Consist of:
Paid-in capital	$4,852,253,217
Undistributed net investment income	1,631,645
Accumulated net realized loss on investments in securities and futures contracts	(64,171,869)
Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	(10,443,723)
Net Assets	$4,779,269,270
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($42,503,858 ÷ 4,194,118 shares outstanding)	$10.13
CLASS I SHARES
($4,736,765,412 ÷ 467,597,885 shares outstanding)	$10.13

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2016

NET INVESTMENT INCOME:
Income:
Dividends	$3,388,458
Interest and other income	119,354,742
Total Income	122,743,200
Expenses:
Investment advisory and administrative fees	12,908,505
Shareholder servicing fees	979,326
Custody and fund accounting fees	395,460
Professional fees	90,698
Distributor fees	72,015
Board of Trustees’ fees	54,497
Transfer agent fees	30,177
Miscellaneous expenses	57,781
Total Expenses	14,588,459
Expense offset arrangement	(38,978)
Investment advisory and administrative fees waiver	(45,079)
Net Expenses	14,504,402
Net Investment Income	108,238,798
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(8,191,249)
Net realized loss on futures contracts	(13,354,770)
Net realized loss on investments in securities and futures contracts	(21,546,019)
Net change in unrealized appreciation/(depreciation) on investments in securities	18,625,942
Net change in unrealized appreciation/(depreciation) on futures contracts	1,391,232
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	20,017,174
Net Realized and Unrealized Loss	(1,528,845)
Net Increase in Net Assets Resulting from Operations	$106,709,953

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	29

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$108,238,798	$94,551,595
Net realized loss on investments in securities and futures contracts	(21,546,019)	(41,411,373)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	20,017,174	(40,993,492)
Net increase in net assets resulting from operations	106,709,953	12,146,730
Dividends and distributions declared:
From net investment income:
Class N	(8,926,897)	(46,344,802)
Class I	(98,807,189)	(47,959,131)
Total dividends and distributions declared	(107,734,086)	(94,303,933)
Share transactions:
Proceeds from sales of shares*	4,430,445,855	2,179,033,729
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	73,615,791	92,942,518
Cost of shares redeemed*	(4,434,265,957)	(2,651,777,342)
Net increase (decrease) in net assets resulting from share transactions	69,795,689	(379,801,095)
Total increase (decrease) in net assets	68,771,556	(461,958,298)
NET ASSETS:
Beginning of year	4,710,497,714	5,172,456,012
End of year (including undistributed net investment income of $1,631,645 and $505,783, respectively)	$4,779,269,270	$4,710,497,714

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.14	$10.31	$10.35	$10.44	$10.34
Income from investment operations:
Net investment income[1]	0.19	0.18	0.14	0.15	0.18
Net realized and unrealized gain (loss)	(0.00)[2]	(0.17)	(0.01)	(0.06)	0.14
Total income from investment operations	0.19	0.01	0.13	0.09	0.32
Less dividends and distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.15)	(0.18)
From net realized gains	—	—	(0.03)	(0.03)	(0.04)
Total dividends and distributions	(0.20)	(0.18)	(0.17)	(0.18)	(0.22)
Net asset value, end of year	$10.13	$10.14	$10.31	$10.35	$10.44
Total return	1.90%	0.10%	1.32%	0.82%	3.13%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$42	$2,557	$2,625	$2,170	$1,776
Ratio of expenses to average net assets before reductions	0.49%	0.48%	0.48%	0.49%	0.50%
Fee waiver	0.01%[3]	—%	—%	—%	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.48%	0.48%	0.48%	0.49%	0.50%
Ratio of net investment income to average net assets	1.91%	1.75%	1.36%	1.44%	1.75%
Portfolio turnover rate	53%	46%	35%	48%	38%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	The ratio of expenses to average net assets for the year ended October 31, 2016, reflect fees reduced as result of voluntary operating expense limitation of the share class to 0.48%. The agreement is effective for the period beginning on December 29, 2015 and can be changed at any time at the sole discretion of the Investment Advisor. For the year ended October 31, 2016, the waived fees were $45,079.
[4]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	31

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.14	$10.31	$10.35	$10.44	$10.34
Income from investment operations:
Net investment income[1]	0.22	0.20	0.16	0.17	0.20
Net realized and unrealized gain (loss)	(0.01)	(0.17)	(0.01)	(0.06)	0.14
Total income from investment operations	0.21	0.03	0.15	0.11	0.34
Less dividends and distributions:
From net investment income	(0.22)	(0.20)	(0.16)	(0.17)	(0.20)
From net realized gains	—	—	(0.03)	(0.03)	(0.04)
Total dividends and distributions	(0.22)	(0.20)	(0.19)	(0.20)	(0.24)
Net asset value, end of year	$10.13	$10.14	$10.31	$10.35	$10.44
Total return	2.13%	0.30%	1.52%	1.01%	3.31%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$4,737	$2,153	$2,547	$1,448	$1,165
Ratio of expenses to average net assets before reductions	0.27%	0.28%	0.29%	0.29%	0.31%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets after reductions	0.27%	0.28%	0.29%	0.29%	0.31%
Ratio of net investment income to average net assets	2.21%	1.94%	1.56%	1.63%	1.93%
Portfolio turnover rate	53%	46%	35%	48%	38%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2016, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Future contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified

financial statements october 31, 2016	33

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

The following futures contracts were open at October 31, 2016:

Description	Number of Contracts	Expiration Date	Market Value	Notional Amount	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	3,300	December 2016	$719,864,066	$720,143,750	$279,684
U.S. Treasury 5-Year Notes	4,100	December 2016	495,267,187	497,637,500	2,370,313
					$2,649,997

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

34

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

For the year ended October 31, 2016, the average monthly number of open futures contracts was 8,003. The range of monthly notional values was $956,159,375 to $1,607,121,503.

Fair Values of Derivative Instruments as of October 31, 2016

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$2,649,997	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$—
Total		$2,649,997			$—

*	Includes cumulative appreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives Futures Contracts	$(13,354,770)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Futures Contracts	$1,391,232

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining

financial statements october 31, 2016	35

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.
F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a

36

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $8,926,897 and $98,807,189 to Class N and Class I shareholders, respectively, during the year ended October 31, 2016.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2016:	$107,734,086	—	$107,734,086	—	$107,734,086
2015:	94,303,933	—	94,303,933	—	94,303,933

financial statements october 31, 2016	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

As of October 31, 2016 and 2015, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2016:	$1,631,645	—	$1,631,645	$(61,521,827)	$(2,650,042)	$(10,443,723)	$(72,983,947)
2015:	1,490,762	—	1,490,762	(40,745,890)	(2,243,789)	(30,460,897)	(71,959,814)

The Fund had $61,521,827 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2016, of which $13,630,194 and $47,891,633, is attributable to short-term and long-term capital losses, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administration services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1,000,000,000 of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1,000,000,000. For the year ended October 31, 2016, the Fund incurred $12,908,505 for services under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective December 29, 2015, the Investment Adviser has voluntarily agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary courses of the Fund’s business) of Class N to 0.48%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For year ended October 31, 2016, the Investment Adviser waived fees in the amount of $45,079 for Class N.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2016, Class N shares of the Fund incurred $979,326 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2016, the Fund incurred $395,460 in custody and fund accounting fees. These fees for the Fund were reduced by $38,978 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2016, was $1,407. This amount is presented under the line item “Custody and fund accounting fees” in the Statements of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2016, the Fund incurred $54,497 in independent Trustee compensation and reimbursements.

financial statements october 31, 2016	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

4.	Investment Transactions. For the year ended October 31, 2016, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,096,838,736 and $2,117,235,859, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	11,203,221	$113,390,603	101,437,734	$1,038,660,135
Shares issued in connection with reinvestments of dividends	855,227	8,645,267	4,501,309	46,026,061
Shares redeemed	(259,973,297)	(2,623,811,320)	(108,447,428)	(1,109,707,589)
Net decrease	(247,914,849)	$(2,501,775,450)	(2,508,385)	$(25,021,393)
Class I
Shares sold	427,925,868	$4,317,055,252	111,233,476	$1,140,373,594
Shares issued in connection with reinvestments of dividends	6,454,769	64,970,524	4,588,432	46,916,457
Shares redeemed	(179,053,181)	(1,810,454,637)	(150,695,776)	(1,542,069,753)
Net increase (decrease)	255,327,456	$2,571,571,139	(34,873,868)	$(354,779,702)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2016 and 2015. Specifically:

During the fiscal year 2016, 239,312,129 shares of Class N were exchanged for 239,312,090 shares of Class I valued at $2,414,651,590.

During the fiscal year 2015, 28,878,575 shares of Class N were exchanged for 28,878,575 shares of Class I valued at $295,882,171 and 29,229,862 shares of Class I were exchanged for 29,229,862 shares of Class N valued at $298,536,754.

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

financial statements october 31, 2016	41

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2016 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

42

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2016 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2016	43

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2016 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class N
Actual	$1,000	$1,016	$2.43
Hypothetical[2]	$1,000	$1,023	$2.44

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class I
Actual	$1,000	$1,017	$1.37
Hypothetical[2]	$1,000	$1,024	$1.37

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.48% and 0.27% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

44

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST
October 31, 2016 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

financial statements october 31, 2016	45

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

46

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2016 (unaudited)

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

financial statements october 31, 2016	47

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2016 (unaudited)

The qualified investment income (QII) percentage for the year ended October 31, 2016 was 80.18%. In January 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2016	49

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

50

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014); Associate, J.P. Morgan Chase & Co. (2011-2013).

Suzan Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

financial statements october 31, 2016	51

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011-September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

52

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2016

BBH INTERMEDIATE MUNICIPAL BOND FUND

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2016

BBH Intermediate Municipal Bond Fund (“the Fund”) Class I had a total return of 4.80% (net of fees and expenses) for the twelve month period ending October 31, 2016 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of 3.10%.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with healthy return potential. In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during volatile market environments. However, there have been precious few volatile periods over the past year until recently. By the end of August, the overall Municipal market had generated 14 consecutive months of positive returns, a record long winning streak. Sentiment began to turn in September and worsened further in October.

We are excited that the Fund is nearing its three-year anniversary. Since launching the Fund on April 1, 2014, we have been diligently investing in accordance with our criteria and our strategy. We invest our portfolios from the bottom-up and have identified many more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2016 the Fund held roughly 65% in Revenue Bonds and 35% exposure to GOs.

We have also actively invested in bonds we consider to have non-standard coupon structures, such as floating rate securities and zero-coupon bonds (zeros). As of October 31st, we held roughly 20% in floating rate securities (the “floaters”) and 18% in zeros. Owning a combination of floaters and zeros has allowed us to effectively bridge over the most expensive portion of the yield curve, the 1 to 5-year maturity sector. This generated significant performance benefits as the yield curve flattened, with two-year maturity yields rising 30 basis points2, and 10-year maturity yields falling 30 basis points.

The vast majority of our floating rate securities are Auction Rate Securities (ARS). We have long espoused the benefits of Auction Rate Securities (ARS) that have served as a reliable short-duration anchor to the Fund. We have also found significant value in zero coupon bonds that have served as a reliable longer duration complement to our ARS. Zero coupon bonds possess several characteristics that we like such as 1) meaningfully higher yield spreads than comparable coupon-bearing bonds; 2) no reinvestment risk; and 3) protection from call risk.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax exempt bond market. One cannot invest directly in an index.
[2]	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001) and is used to denote the change in a financial instrument.

2

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

As a sector, the Fund’s ARS were the single largest contributor to performance during the year. In the twelve months ending October 31, 2016, approximately 15% of the Fund’s ARS were called at par. In contrast to traditional bonds, ARS possess the attractive characteristic that they become more valuable as interest rates rise. Purchased at discounts to par, the Fund’s ARS are high quality credits that pay interest at a multiple of a short-term index. Following last December’s Fed rate hike and the uptick in short-term rates as we approached money market fund reform later in the year, our ARS also generated a healthy increase in interest income. These positions significantly differentiated the Fund’s results for the year.

The technical strength of the Muni market persisted for longer than we would have expected and fueled a prolonged bull market. This now appears to be changing. The last prolonged period of meaningful weakness was roughly 3 years ago when the market had to digest the taper-tantrum1, Detroit’s bankruptcy, and Puerto Rico’s entry into distress. Our Fund’s liquid reserves have served us well. They will provide us ample flexibility to patiently take advantage of the values that are now emerging with greater frequency.

Thank you for your continued confidence and support.

[1]	Taper-tantrum – 2013 surge in U.S. Treasury yields, which resulted from the Federal Reserve’s use of tapering to gradually reduce the amount of money it was feeding into the economy.

financial statements october 31, 2016	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2016

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2016 as compared to the BMBB.

Total Return for the Period Ended October 31, 2016		
	One Year	Since Inception
Class N	4.64%	11.12%
Class I	4.80%	11.43%

$12,000
$11,000
$10,000
$9,000
4/01/14
4/30/14
7/31/14
10/31/14
1/31/15
4/30/15
7/31/15
10/31/15
1/31/16
4/30/16
7/31/16
10/31/16
$11,112
$10,951
BBH Intermediate Municipal Bond Fund*
BMBB

* net of fees and expenses

The annualized gross expense ratios as shown in the February 29, 2016 prospectus for Class N and Class I shares were 1.15% and 0.78%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Intermediate Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Intermediate Municipal Bond Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2016

financial statements october 31, 2016	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION
October 31, 2016

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$90,721,400	101.4%
Liabilities in Excess of Other Assets	(1,222,984)	(1.4)
NET ASSETS	$89,498,416	100.0%

All data as of October 31, 2016. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$21,514,012	23.7%
AA	34,597,226	38.1
A	29,532,684	32.6
BBB	3,729,394	4.1
Not rated	1,348,084	1.5
TOTAL INVESTMENTS	$90,721,400	100.0%

All data as of October 31, 2016. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (101.4%)
	Alabama (0.4%)
$ 290,000	Alabama 21st Century Authority, Revenue Bonds	06/01/21	5.000%	$332,247
	Total Alabama			332,247
	Arizona (1.2%)
100,000	Coconino County Pollution Control Corp., Revenue Bonds, FGIC[1]	09/01/32	1.336	87,023
475,000	Salt Verde Financial Corp., Revenue Bonds	12/01/19	5.250	526,709
55,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	65,043
355,000	Salt Verde Financial Corp., Revenue Bonds	12/01/32	5.000	421,974
	Total Arizona			1,100,749
	California (6.3%)
500,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[2]	08/01/28	0.000	349,195
2,000,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[2]	08/01/29	0.000	1,332,820
1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[2]	07/15/26	0.000	772,410
1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[2]	07/15/28	0.000	714,010
25,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/19	5.250	27,722
660,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	774,781
30,000	Long Beach Bond Finance Authority, Revenue Bonds[1]	11/15/27	1.997	28,440
1,000,000	Napa Valley Community College District, General Obligation, NPFG[2]	08/01/27	0.000	750,440
1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[2]	08/01/24	0.000	849,970
	Total California			5,599,788

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Connecticut (2.0%)
$ 550,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/22	3.250%	$578,551
125,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/22	3.250	131,213
140,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/23	3.450	147,015
190,000	State of Connecticut, General Obligation Bonds, AMBAC[1]	06/01/17	4.491	191,569
725,000	State of Connecticut, General Obligation Bonds[1]	03/01/25	1.620	729,256
	Total Connecticut			1,777,604
	Florida (1.8%)
1,080,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/27	5.000	1,259,766
35,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/25	5.000	40,690
10,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/26	5.000	11,564
300,000	Pinellas County Health Facilities Authority, Revenue Bonds, NPFG[1]	11/15/23	0.684	284,150
	Total Florida			1,596,170
	Georgia (0.6%)
500,000	Monroe County Development Authority, Revenue Bonds[1]	01/01/39	2.400	511,715
	Total Georgia			511,715
	Illinois (5.5%)
90,000	Chicago Park District, General Obligation Bonds	11/15/16	5.000	90,113
525,000	Chicago Park District, General Obligation Bonds	01/01/18	4.250	541,301

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (continued)
$ 75,000	Chicago Park District, General Obligation Bonds	01/01/19	3.000%	$77,075
360,000	Chicago Park District, General Obligation Bonds	01/01/19	4.000	377,568
100,000	Chicago Park District, General Obligation Bonds	01/01/19	5.000	106,993
100,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/17	5.000	102,204
110,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/19	5.250	116,727
815,000	Chicago Transit Authority, Revenue Bonds	06/01/19	5.500	878,122
500,000	Chicago Transit Authority, Revenue Bonds	06/01/20	5.000	555,195
320,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/22	5.000	338,966
300,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/23	5.250	315,927
165,000	Chicago Transit Authority, Revenue Bonds, AGC	06/01/24	5.250	173,549
190,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/21	5.375	219,988
440,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/23	5.500	509,964
500,000	State of Illinois, General Obligation Bonds	02/01/19	5.000	525,310
	Total Illinois			4,929,002
	Indiana (1.9%)
1,000,000	Indiana Housing & Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/22	1.950	1,001,210

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Indiana (continued)
$ 700,000	Indiana Housing & Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA		07/01/38		3.500%	$740,474
	Total Indiana					1,741,684

	Kansas (0.4%)
200,000	City of La Cygne, Revenue Bonds, NPFG[1]		04/15/27		1.660	170,971
100,000	City of St. Marys, Revenue Bonds, NPFG[1]		04/15/32		1.660	91,656
100,000	City of Wamego, Revenue Bonds, NPFG[1]		04/15/32		1.740	91,697
	Total Kansas					354,324

	Kentucky (1.6%)
1,340,000	Kentucky Housing Corp., Revenue Bonds[3]		07/01/19		4.250	1,414,504
	Total Kentucky					1,414,504

	Maryland (1.4%)
1,000,000	County of Baltimore, General Obligation Bonds		08/01/23		5.000	1,230,900
	Total Maryland					1,230,900

	Massachusetts (3.0%)
100,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[1]		06/01/17		4.321	100,878
1,500,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[1]		06/01/22		4.531	1,582,065
1,000,000	Massachusetts Housing Finance Agency, Revenue Bonds		12/01/21		2.500	1,024,020
	Total Massachusetts					2,706,963

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Michigan (4.8%)
$ 220,000	Detroit City School District, General Obligation Bonds, FGIC	05/01/20	6.000%	$251,801
250,000	Detroit City School District, General Obligation Bonds, FGIC	05/01/21	6.000	293,955
350,000	Detroit City School District, General Obligation Bonds	05/01/23	5.000	407,746
95,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	110,299
90,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	110,759
325,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	408,915
1,510,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	1,879,029
105,000	Michigan Finance Authority, Revenue Bonds	05/01/19	5.000	114,046
700,000	University of Michigan, Revenue Bonds[4]	11/01/16	0.450	700,000
	Total Michigan			4,276,550

	Missouri (0.6%)
310,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[1]	06/01/31	0.782	280,236
300,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[1]	06/01/31	0.783	270,546
	Total Missouri			550,782

	Montana (0.5%)
420,000	Montana Board of Housing, Revenue Bonds	12/01/43	3.000	434,645
	Total Montana			434,645

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Nebraska (0.5%)
$ 355,000	Central Plains Energy Project, Revenue Bonds	09/01/27	5.000%	$405,531
	Total Nebraska			405,531

	New Hampshire (1.2%)
1,100,000	New Hampshire Health & Education Facilities Authority, Revenue Bonds[4]	11/01/16	0.520	1,100,000
	Total New Hampshire			1,100,000

	New Jersey (17.2%)
2,000,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/23	5.000	2,244,760
1,250,000	New Jersey Transit Corp., Revenue Bonds	09/15/19	5.000	1,348,862
1,125,000	New Jersey Transit Corp., Revenue Bonds	09/15/20	5.000	1,234,114
200,000	New Jersey Transit Corp., Revenue Bonds	09/15/21	5.000	223,064
300,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds	12/15/23	5.500	350,241
1,150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[2]	12/15/26	0.000	781,896
1,850,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[2]	12/15/30	0.000	1,021,755
1,200,000	New Jersey Turnpike Authority, Revenue Bonds, NPFG[1]	01/01/30	1.103	1,097,062
650,000	New Jersey Turnpike Authority, Revenue Bonds, NPFG[1]	01/01/30	1.278	594,240
925,000	New Jersey Turnpike Authority, Revenue Bonds, NPFG[1]	01/01/30	1.295	845,649
5,800,000	Tobacco Settlement Financing Corp., Revenue Bonds[2]	06/01/41	0.000	1,543,380

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Jersey (continued)
$15,955,000	Tobacco Settlement Financing Corp., Revenue Bonds[2]	06/01/41	0.000%	$4,118,943
	Total New Jersey			15,403,966

	New York (15.6%)
3,600,000	City of New York, General Obligation Bonds[4]	11/01/16	0.520	3,600,000
150,000	New York City Transit Authority/Metropolitan Trans Authority/Triborough Bridge & Tunnel Authority, Certificates of Participation, AMBAC[1]	01/01/30	1.441	149,825
750,000	New York City Transit Authority/Metropolitan Trans Authority/Triborough Bridge & Tunnel Authority, Certificates of Participation, AMBAC[1]	01/01/30	1.465	748,679
400,000	New York City Transit Authority/Metropolitan Trans Authority/Triborough Bridge & Tunnel Authority, Certificates of Participation, AMBAC[1]	01/01/30	1.469	399,643
50,000	New York City Transit Authority/Metropolitan Trans Authority/Triborough Bridge & Tunnel Authority, Certificates of Participation, AMBAC[1]	01/01/30	1.471	49,936
400,000	New York City Water & Sewer System, Revenue Bonds[4]	11/01/16	0.480	400,000
120,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	12/01/23	1.336	113,878

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$ 225,000	New York State Energy Research & Development Authority, Revenue Bonds, FGIC[1]	06/01/25	1.336%	$211,796
1,865,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	12/01/25	1.335	1,783,302
700,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	12/01/25	1.340	669,337
500,000	New York State Energy Research & Development Authority, Revenue Bonds[1]	07/01/26	2.375	510,550
210,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	12/01/26	1.337	200,455
300,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	03/01/27	1.328	286,335
1,890,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	07/01/27	1.314	1,766,995
110,000	New York State Energy Research & Development Authority, Revenue Bonds, AMBAC[1]	07/01/27	1.337	102,847
1,070,000	New York State Energy Research & Development Authority, Revenue Bonds, XLCA[1]	07/01/29	1.336	1,012,226
2,025,000	New York State Energy Research & Development Authority, Revenue Bonds, NPFG[1]	04/01/34	1.465	1,952,294
	Total New York			13,958,098

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Carolina (4.9%)
$ 1,405,000	County of Mecklenburg, General Obligation Bonds	04/01/24	5.000%	$1,753,145
1,000,000	North Carolina Housing Finance Agency, Revenue Bonds[5]	07/01/39	3.500	1,056,130
1,250,000	State of North Carolina, General Obligation Bonds	06/01/23	5.000	1,537,125
	Total North Carolina			4,346,400

	Ohio (1.3%)
1,200,000	County of Montgomery, Revenue Bonds[4]	11/01/16	0.520	1,200,000
	Total Ohio			1,200,000

	Oregon (1.6%)
1,615,000	Clackamas Community College District, General Obligation Bonds[2]	06/15/23	0.000	1,444,811
	Total Oregon			1,444,811

	Pennsylvania (3.6%)
465,000	Allegheny County Airport Authority, Revenue Bonds	01/01/21	5.000	523,195
150,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/22	5.000	172,197
50,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	58,212
1,000,000	School District of Philadelphia, General Obligation Bonds	09/01/21	5.000	1,100,290
215,000	School District of Philadelphia, General Obligation Bonds, AGM, FGIC	06/01/24	5.000	247,140
1,000,000	School District of Philadelphia, General Obligation Bonds[5]	09/01/24	5.000	1,152,250
	Total Pennsylvania			3,253,284

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	South Carolina (1.9%)
$ 1,810,000	County of Greenwood, Revenue Bonds, AGM[1]	10/01/34	1.206%	$1,702,253
	Total South Carolina			1,702,253

	Texas (8.8%)
800,000	City of Houston Airport System, Revenue Bonds, AGM[1]	07/01/30	0.920	750,867
325,000	City of Houston Airport System, Revenue Bonds, AGM[1]	07/01/30	0.960	304,978
525,000	City of Houston Airport System, Revenue Bonds, XLCA[1]	07/01/32	1.065	492,699
475,000	City of Houston Airport System, Revenue Bonds, XLCA[1]	07/01/32	1.070	445,063
550,000	City of Houston Airport System, Revenue Bonds, XLCA[1]	07/01/32	1.070	515,404
1,805,000	Grand Prairie Independent School District, General Obligation Bonds	02/15/24	5.250	2,257,604
3,145,000	North Texas Tollway Authority, Revenue Bonds, AGC[2]	01/01/29	0.000	2,176,466
350,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/19	5.250	387,103
95,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/20	5.250	107,221
400,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/21	5.250	459,560
	Total Texas			7,896,965

	Utah (2.8%)
2,000,000	State of Utah, General Obligation Bonds	07/01/24	5.000	2,508,080
	Total Utah			2,508,080

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Virginia (4.9%)
$ 3,570,000	Commonwealth of Virginia, General Obligation Bonds	06/01/23	5.000%	$4,392,528
	Total Virginia			4,392,528

	Washington (3.6%)
1,000,000	Port of Seattle, Revenue Bonds	04/01/23	5.000	1,195,600
500,000	Port of Seattle, Revenue Bonds	06/01/23	5.000	584,290
180,000	Washington State Housing Finance Commission, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/21	2.900	186,460
1,030,000	Washington State Housing Finance Commission, Revenue Bonds	12/01/22	2.600	1,060,127
185,000	Washington State Housing Finance Commission, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/22	3.050	192,134
	Total Washington			3,218,611

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wisconsin (1.5%)
$ 280,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/28	5.250%	$326,696
1,000,000	Public Finance Authority, Revenue Bonds[1]	07/01/29	2.000	1,006,550
	Total Wisconsin			1,333,246
	Total Municipal Bonds (Identified cost $88,075,391)			90,721,400
TOTAL INVESTMENTS (Identified cost $88,075,391)[6]			101.4%	$90,721,400
LIABILITIES IN EXCESS OF OTHER ASSETS			(1.4)%	(1,222,984)
NET ASSETS			100.0%	$89,498,416

[1]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2016 coupon or interest rate.
[2]	Security issued with zero coupon. Income is recognized through accretion of discount.
[3]	The Fund’s Investment Adviser has deemed this security to be illiquid based upon the SEC definition of an illiquid security.
[4]	Variable rate demand note. The maturity date reflects the demand repayment dates. The interest rate changes on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2016.
[5]	Represents a security purchased on a when-issued basis.
[6]	The aggregate cost for federal income tax purposes is $88,075,391, the aggregate gross unrealized appreciation is $2,839,478 and the aggregate gross unrealized depreciation is $193,469, resulting in net unrealized appreciation of $2,646,009.

Abbreviations:

AGC – Assured Guaranty Corp.

AGM – Assured Guaranty Municipal Corp.

AMBAC – AMBAC Financial Group, Inc.

BHAC – Berkshire Hathaway Assurance Corporation.

FGIC – Financial Guaranty Insurance Company.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

NPFG – National Public Finance Guaranty Corp.

XLCA – XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2016

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2016
Municipal Bonds**	$—	$90,721,400	$—	$90,721,400
Total investments, at value	$—	$90,721,400	$—	$90,721,400

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.
**	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments in securities, at value (Identified cost $88,075,391)	$90,721,400
Cash	222,585
Receivables for:
Interest	643,165
Shares sold	270,540
Investment advisory and administrative fees waiver reimbursement	23,798
Prepaid assets	823
Total Assets	91,882,311
LIABILITIES:
Payables for:
Investments purchased	2,211,460
Investment advisory and administrative fees	60,142
Professional fees	49,342
Custody and fund accounting fees	30,600
Shareholder servicing fees	7,749
Shares redeemed	6,018
Distributor fees	2,629
Transfer agent fees	2,316
Board of Trustees’ fees	522
Accrued expenses and other liabilities	13,117
Total Liabilities	2,383,895
NET ASSETS	$89,498,416
Net Assets Consist of:
Paid-in capital	$85,703,001
Undistributed net investment income	141
Accumulated net realized gain on investments in securities	1,149,265
Net unrealized appreciation/(depreciation) on investments in securities	2,646,009
Net Assets	$89,498,416
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($23,211,117 ÷ 2,197,303 shares outstanding)	$10.56
CLASS I SHARES
($66,287,299 ÷ 6,281,482 shares outstanding)	$10.55

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2016

NET INVESTMENT INCOME:
Income:
Interest and other income	$2,173,549
Total Income	2,173,549
Expenses:
Investment advisory and administrative fees	365,794
Professional fees	60,332
Board of Trustees’ fees	54,160
Shareholder servicing fees	48,878
Custody and fund accounting fees	41,928
Registration fees	36,818
Transfer agent fees	28,373
Distributor fees	22,474
Miscellaneous expenses	47,597
Total Expenses	706,354
Investment advisory and administrative fees waiver	(213,367)
Expense offset arrangement	(2,118)
Net Expenses	490,869
Net Investment Income	1,682,680
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	1,254,006
Net change in unrealized appreciation/(depreciation) on investments in securities	1,415,612
Net Realized and Unrealized Gain	2,669,618
Net Increase in Net Assets Resulting from Operations	$4,352,298

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2016	2015
INCREASE IN NET ASSETS:
Operations:
Net investment income	$1,682,680	$1,225,849
Net realized gain on investments in securities	1,254,006	221,782
Net change in unrealized appreciation/(depreciation) on investments in securities	1,415,612	140,409
Net increase in net assets resulting from operations	4,352,298	1,588,040
Dividends and distributions declared:
From net investment income:
Class N	(421,806)	(229,093)
Class I	(1,260,733)	(997,005)
From net realized gains:
Class N	(54,688)	(8,229)
Class I	(143,942)	(403,258)
Total dividends and distributions declared	(1,881,169)	(1,637,585)
Share transactions:
Proceeds from sales of shares	15,152,028	51,400,360 *
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	720,752	286,601
Proceeds from short-term redemption fees	542	466
Cost of shares redeemed	(20,695,368)	(12,481,618)*
Net increase (decrease) in net assets resulting from share transactions	(4,822,046)	39,205,809
Total increase (decrease) in net assets	(2,350,917)	39,156,264
NET ASSETS:
Beginning of year	91,849,333	52,693,069
End of year (including undistributed net investment income of $141 and $0, respectively)	$89,498,416	$91,849,333

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

			For the period from April 1, 2014 (commencement of operations) to October 31, 2014

	For the years ended October 31,
	2016	2015
Net asset value, beginning of period	$10.29	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.18	0.15	0.09
Net realized and unrealized gain	0.29	0.08	0.29
Total income from investment operations	0.47	0.23	0.38
Less dividends and distributions:
From net investment income	(0.18)	(0.16)	(0.08)
From net realized gains	(0.02)	(0.08)	—
Total dividends and distributions	(0.20)	(0.24)	(0.08)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.56	$10.29	$10.30
Total return	4.64%	2.29%	3.82%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$23	$26	$1
Ratio of expenses to average net assets before reductions	1.03%	1.10%	8.78%[4]
Fee waiver	0.38%[5]	0.45%[5]	8.13%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%[4]
Ratio of net investment income to average net assets	1.73%	1.43%	1.43%[4]
Portfolio turnover rate	77%	142%	91%
Portfolio turnover rate[7]	40%	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2017, unless it is renewed by all parties to the agreement. For the fiscal years ended October 31, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014 the waived fees were $92,199, $71,871 and $47,942, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each period.

			For the period from April 1, 2014 (commencement of operations) to October 31, 2014

	For the years ended October 31,
	2016	2015
Net asset value, beginning of period	$10.28	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.20	0.18	0.09
Net realized and unrealized gain	0.29	0.06	0.30
Total income from investment operations	0.49	0.24	0.39
Less dividends and distributions:
From net investment income	(0.20)	(0.18)	(0.09)
From net realized gains	(0.02)	(0.08)	—
Total dividends and distributions	(0.22)	(0.26)	(0.09)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.55	$10.28	$10.30
Total return	4.80%	2.33%	3.89%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$66	$66	$52
Ratio of expenses to average net assets before reductions	0.68%	0.78%	0.88%[4]
Fee waiver	0.18%[5]	0.28%[5]	0.38%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.50%	0.50%	0.50%[4]
Ratio of net investment income to average net assets	1.88%	1.72%	1.49%[4]
Portfolio turnover rate	77%	142%	91%
Portfolio turnover rate[7]	40%	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2017, unless it is renewed by all parties to the agreement. For the fiscal years ended October 31, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $121,168, $163,323 and $137,383, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2016	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2016, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (“Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.
Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.
The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

financial statements october 31, 2016	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $476,494 and $1,404,675 to Class N and Class I shareholders, respectively, during the fiscal year ended October 31, 2016. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
The tax character of distributions paid during the years ended October 31, 2016 and 2015, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2016:	$474,909	$124,475	$599,384	$1,281,785	—	$1,881,169
2015:	609,512	—	609,512	1,028,073	—	1,637,585

As of October 31, 2016 and 2015, respectively, the components of accumulated earnings/ (deficit) on a tax basis were as follows:
Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2016:	$638,250	$511,015	$1,149,265	—	—	$2,646,009	$3,795,274
2015:	74,098	123,762	197,860	—	—	1,230,397	1,428,257

The Fund did not have a net capital loss carryforward at October 31, 2016.
Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.
To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.
F.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

3. Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2016, the Fund incurred $365,794 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2017, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the fiscal year ended October 31, 2016, the Investment Adviser waived fees in the amount of $92,199 and $121,168 for Class N and Class I, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20%. Prior to the current year, the fee was a flat rate of 0.15% of Class N shares’ average daily net assets. For the fiscal year ended October 31, 2016, Class N shares of the Fund incurred $48,878 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the fiscal year ended October 31, 2016, the Fund incurred $41,928 in custody and fund accounting fees. These fees for the Fund were reduced by $2,118 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for

financial statements october 31, 2016	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

the fiscal year ended October 31, 2016, was $127. This amount is presented under line item “Custody and Fund Accounting Fees” in the Statements of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the fiscal year ended October 31, 2016, the Fund incurred $54,160 in independent Trustee compensation and reimbursements.
F.	Affiliated Ownership. As of October 31, 2016, BBH is the owner of record of 56% of the total outstanding shares of the Fund.
4.	Investment Transactions. For the fiscal year ended October 31, 2016, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $70,904,914 and $69,322,314, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2016		For the year ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	456,024	$4,784,482	3,260,428	$33,497,063
Shares issued in connection with reinvestments of dividends	36,145	378,154	16,643	169,984
Proceeds from short-term redemption fees	N/A	105	N/A	133
Shares redeemed	(817,062)	(8,568,577)	(857,223)	(8,734,880)
Net increase (decrease)	(324,893)	$(3,405,836)	2,419,848	$24,932,300
Class I
Shares sold	989,906	$10,367,546	1,755,417	$17,903,297
Shares issued in connection with reinvestments of dividends	32,728	342,598	11,443	116,617
Proceeds from short-term redemption fees	N/A	437	N/A	333
Shares redeemed	(1,155,115)	(12,126,791)	(368,524)	(3,746,738)
Net increase (decrease)	(132,481)	$(1,416,210)	1,398,336	$14,273,509

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the year ended October 31, 2015. Specifically:
During the fiscal year 2015, 391,812 shares of N were exchanged for 392,198 shares of Class I valued at $3,984,732 and 196,099 shares of Class I were exchanged for 195,906 shares of Class N valued at $1,992,367.

6. Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:
A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s

financial statements october 31, 2016	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.
B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2016 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2016 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2016	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2016 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class N
Actual	$1,000	$1,014	$3.29
Hypothetical[2]	$1,000	$1,022	$3.30

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016[1]
Class I
Actual	$1,000	$1,014	$2.48
Hypothetical[2]	$1,000	$1,023	$2.49

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.49% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST
October 31, 2016 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

financial statements october 31, 2016	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2016 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2016 (unaudited)

The Fund hereby designates $124,475 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (QII) percentage for the year ended October 31, 2016 was 100%. In January 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2016	37

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

38

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

financial statements october 31, 2016	39

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009–September 2015).

Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014–February 2016); Compliance Manager, State Street Corporation (2013–2014); Associate, J.P. Morgan Chase & Co. (2011–2013).

Suzan Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

40

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011–September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2016	41

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the period ended October 31, 2016 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro and Mark M. Collins possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro and Mark M. Collins as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro and Mark M. Collins are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $274,750 for 2016 and $169,600 for 2015.*

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2016 and $0 for 2015.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $35,496 for 2016 and $33,600 for 2015.*  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $57,800 for 2016 and $68,600 for 2015.*

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,765,095 for 2016 and $3,926,504 for 2015.*

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

* Restated to reflect updated 2015 fee.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title:	President (Principal Executive Officer)
Date:	January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title:	President (Principal Executive Officer)
Date:	January 9, 2017

By: (Signature and Title)

/s/ Charles H. Schreiber

Charles H. Schreiber

Title:	Treasurer (Principal Financial Officer)
Date:	January 9, 2017